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ELAN CORPORATION, plc

AND

THE BANK OF NEW YORK MELLON,

As Depositary

AND

HOLDERS OF AMERICAN DEPOSITARY RECEIPTS

Amended and Restated Deposit Agreement

Dated as of May 17, 1996

As Further Amended and Restated as of November 12, 2003

As Further Amended and Restated as of ___________, 2011

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EMM-~~833104_1~~1001014_6.DOC

TABLE OF CONTENTS

ARTICLE 1.

~~1~~3

SECTION 1.1.

~~Company.~~

~~1~~American Depositary Shares.

4

SECTION 1.2.

~~Depositary~~Company.

~~2~~4

SECTION 1.3.

~~Custodian~~Commission.

~~2~~4

SECTION 1.4.

~~Deposit Agreement~~Custodian.

~~2~~4

SECTION 1.5.

~~Stock~~Depositary.

~~2~~4

SECTION 1.6.

Deposit Agreement.

4

SECTION 1.7.

Deposited Securities.

~~2~~5

~~SECTION 1.7.~~

~~Receipts.~~

~~2~~

SECTION 1.8.

~~American Depositary Shares.~~

~~2~~Dollars.

5

SECTION 1.9.

Holder.

~~3~~5

SECTION 1.10.

~~Registrar~~Receipts.

~~3~~5

SECTION 1.11.

~~Dollars~~Registrar.

~~3~~5

SECTION 1.12.

Restricted Securities.

5

SECTION 1.13.

Securities Act of 1933.

~~3~~6

SECTION ~~1.13.~~

~~Commission~~1.14.

Stock.

~~3~~6

ARTICLE 2.

~~3~~6

SECTION 2.1.

Form and Transferability of Receipts.

~~3~~6

SECTION 2.2.

Deposit of Stock.

~~4~~7

SECTION 2.3.

Execution and Delivery of Receipts

~~5~~8

SECTION 2.4.

Transfer of Receipts; Combination and Split-Up of Receipts.

~~6~~8

SECTION 2.5.

Surrender of Receipts and Withdrawal of Stock.

~~6~~9

SECTION 2.6.

Limitations on Execution and Delivery, Transfer and Surrender of Receipts.

~~7~~9

SECTION 2.7.

Lost Receipts, etc.

~~8~~10

SECTION 2.8.

Cancellation and Destruction of Surrendered Receipts.

~~8~~10

SECTION 2.9.

Pre-Release of Receipts.

~~8~~11

SECTION 2.10 Uncertificated American Depositary Shares; DTC Direct Registration System.

11

ARTICLE 3.

~~9~~13

SECTION 3.1.

Filing Proofs, Certificates and Other Information.

~~9~~13

SECTION 3.2.

Liability of Holder for Taxes.

~~9~~13

SECTION 3.3.

Warranties on Deposit of Stock.

~~9~~14

ARTICLE 4.

~~10~~14

SECTION 4.1.

Cash Distributions.

~~10~~14

SECTION 4.2.

Distributions Other Than Cash or Stock.

~~10~~14

SECTION 4.3.

Distributions in Stock.

~~11~~15

SECTION 4.4.

Rights.

~~11~~15

SECTION 4.5.

Conversion of Foreign Currency.

~~12~~16

SECTION 4.6.

Fixing of Record Date.

~~13~~17

SECTION 4.7.

Voting of Deposited Securities.

~~13~~17

SECTION 4.8.

Changes Affecting Deposited Securities.

~~14~~18

SECTION 4.9.

Reports.

~~14~~18

SECTION 4.10.

Available Information.

~~14~~18

SECTION 4.11.

Lists of Receipt Holders.

~~14~~19

SECTION 4.12.

Withholding.

~~14~~19

ARTICLE 5.

~~15~~19

SECTION 5.1.

Maintenance of Office and Transfer Books by the Depositary.

~~15~~19

SECTION 5.2.

Prevention or Delay in Performance by the Depositary or the Company.

~~15~~20

SECTION 5.3.

Obligation of the Depositary, the Custodian and the Company.

~~16~~20

SECTION 5.4.

Resignation and Removal of the Depositary; Appointment of Successor Depositary.

~~17~~21

SECTION 5.5.

The Custodian.

~~17~~22

SECTION 5.6.

Notices and Reports.

~~18~~23

SECTION 5.7.

Issuance of Additional Stock, etc.

~~18~~23

SECTION 5.8.

Indemnification.

~~19~~24

SECTION 5.9.

Charges of Depositary.

~~19~~24

ARTICLE 6.

~~20~~25

SECTION 6.1.

Amendment.

~~20~~25

SECTION 6.2.

Termination.

~~20~~26

ARTICLE 7.

~~21~~27

SECTION 7.1.

Counterparts.

~~21~~27

SECTION 7.2.

No Third Party Beneficiaries.

~~21~~27

SECTION 7.3.

Severability.

~~21~~27

SECTION 7.4.

Holders Parties; Binding Effect.

~~22~~27

SECTION 7.5.

Notices.

~~22~~28

SECTION 7.6.

Submission to Jurisdiction; Appointment of Agent for Service of Process; Jury Trial Waiver.

28

SECTION 7.7.

Governing Law.

~~22~~29

SECTION ~~7.7.~~7.8.

Compliance with U.S. Securities Laws.

~~23~~29

#

AMENDED AND RESTATED DEPOSIT AGREEMENT

AMENDED AND RESTATED DEPOSIT AGREEMENT dated as of May 17, 1996, as further amended and restated as of November 12, ~~2003~~2003, and as further amended and restated as of ____________, 2011 among ELAN CORPORATION, plc incorporated under the laws of the Republic of Ireland (herein called the Company), THE BANK OF NEW YORK MELLON, a New York banking corporation (herein called the Depositary), and Holders from time to time of American Depositary ~~Receipts~~Shares issued hereunder amending and restating the Deposit Agreement dated as of January 4, 1984 among the Company, MORGAN GUARANTY TRUST COMPANY OF NEW YORK, a New York corporation, and all Holders from time to time of American Depositary Receipts issued and hereunder as amended and restated as of July 9, 1990 among the Company, The Bank of New York and all Holders from time to time of American Depositary Receipts, and as further amended by Amendment No. 1 thereto dated as of July 31, 1990.

WITNESSETH:

WHEREAS, the Company desires to provide, as hereinafter set forth in this Deposit Agreement, for the deposit of Ordinary Shares (herein called Stock), of the Company from time to time with the Depositary or with the principal Dublin office of The Bank of Ireland (herein called the Custodian), as agent of the Depositary for the purposes set forth in this Deposit Agreement, for the creation of American Depositary Shares representing the Stock so deposited and for the execution and delivery of American Depositary Receipts in respect of the American Depositary Shares; and

WHEREAS, the American Depositary Receipts are to be substantially in the form of Exhibit A annexed hereto, with appropriate insertions, modifications and omissions, as hereinafter provided in this Deposit Agreement;

NOW, THEREFORE, in consideration of the premises, it is agreed by and between the parties hereto as follows:

ARTICLE 1.

DEFINITIONS.

The following definitions shall for all purposes, unless otherwise clearly indicated, apply to the respective terms used in this Deposit Agreement:

SECTION 1.1.

American Depositary Shares.

The term “American Depositary Shares” shall mean the rights represented by the Receipts issued hereunder and the interests in the Deposited Securities represented thereby.  Each American Depositary Share shall represent the number of units of Stock which represent deposited Ordinary Shares specified in Exhibit A to this Deposit Agreement, until there shall occur a distribution upon Deposited Securities covered by Section 4.3 or a change in Deposited Securities covered by Section 4.8 with respect to which additional American Depositary Shares are not delivered, and thereafter American Depositary Shares shall represent the amount of Stock or Deposited Securities specified in such Sections.

~~SECTION 1.2.~~

~~SECTION 1.1.~~ Company.

The term "Company" shall mean Elan Corporation, plc, incorporated under the laws of the Republic of Ireland, and its successors.

SECTION 1.3.

Commission.

The term "Commission" shall mean the Securities and Exchange Commission of the United States or any successor governmental agency in the United States.

SECTION 1.4.

Custodian.

The term "Custodian" shall mean the principal Dublin office of The Bank of Ireland, as agent of the Depositary for the purposes of this Deposit Agreement, and any other firm or corporation which may hereafter be appointed by the Depositary, pursuant to the terms of Section 5.5, as substitute custodian hereunder.

~~SECTION 1.5.~~

~~SECTION 1.2.~~ Depositary.

The term "Depositary" shall mean The Bank of New York Mellon, a New York banking corporation and its successors as depositary hereunder.  The term "Corporate Trust Office" when used with respect to the Depositary shall mean the office of the Depositary which at the date of this Agreement is 101 Barclay Street, New York, New York 10286.

~~SECTION 1.3.~~

~~Custodian.~~

~~The term "Custodian" shall mean the principal Dublin office of The Bank of Ireland, as agent of the Depositary for the purposes of this Deposit Agreement, and any other firm or corporation which may hereafter be appointed by the Depositary, pursuant to the terms of Section 5.05, as substitute custodian hereunder.~~

~~SECTION 1.6.~~

~~SECTION 1.4.~~ Deposit Agreement.

The term "Deposit Agreement" shall mean this Amended and Restated Deposit Agreement, as the same may be amended from time to time in accordance with the provisions hereof.

~~SECTION 1.5.~~

~~Stock.~~

~~The term "Stock" shall mean Ordinary Shares in registered form of the Company.~~

~~SECTION 1.7.~~

~~SECTION 1.6.~~ Deposited Securities.

The term "Deposited Securities" as of any time shall mean Stock at such time deposited under this Deposit Agreement and any and all other securities, property and cash received by the Depositary or the Custodian in respect thereof and at such time held hereunder, subject as to cash to the provisions of Section 4.05.

~~SECTION 1.7.~~

~~Receipts.~~

~~The term "Receipts" shall mean the American Depositary Receipts issued hereunder evidencing American Depositary Shares.~~

~~SECTION 1.8.~~

~~American Depositary Shares~~Dollars.

The term "~~American Depositary Shares" shall mean the rights represented by the Receipts issued hereunder and the interests in the Deposited Securities represented thereby.  Each American Depositary Share shall represent one unit of Stock (or evidence of rights to receive such Stock), until there shall occur a distribution upon Deposited Securities covered by Section 4.03 or a change in Deposited Securities covered by Section 4.08 with respect to which additional Receipts are not executed and delivered, and thereafter American Depositary Shares shall represent the amount of Stock or Deposited Securities specified in such Sections.~~dollars" shall mean United States dollars.

SECTION 1.9.

Holder.

The term "Holder" shall mean the person in whose name a Receipt is registered on the books of the Depositary maintained for such purpose.

SECTION 1.10.

Receipts.

The term "Receipts" shall mean the American Depositary Receipts issued hereunder evidencing American Depositary Shares.

~~SECTION 1.11.~~

~~SECTION 1.10.~~ Registrar.

The term "Registrar" shall mean any bank or trust company having an office in the Borough of Manhattan, The City of New York, which shall be appointed to register Receipts and transfers of Receipts as herein provided.

~~SECTION 1.11.~~

~~Dollars.~~

~~The term "dollars" shall mean United States dollars.  The term "pounds" shall mean Irish pounds.~~

SECTION 1.12.

Restricted Securities.

The term “Restricted Securities” shall mean Stock or Ordinary Shares, or American Depositary Shares representing Stock, that are acquired directly or indirectly from the Company or its affiliates (as defined in Rule 144 under the Securities Act of 1933) in a transaction or chain of transactions not involving any public offering, or that are subject to resale limitations under Regulation D under the Securities Act of 1933 or both, or which are held by an officer, director (or persons performing similar functions) or other affiliate of the Company, or that would require registration under the Securities Act of 1933 in connection with the offer and sale thereof in the United States, or that are subject to other restrictions on sale or deposit under the laws of the United States or the Republic of Ireland, or under a shareholder agreement or the articles of association or similar document of the Company.

~~SECTION 1.13.~~

~~SECTION 1.12.~~ Securities Act of 1933.

The term "Securities Act of 1933" shall mean the United States Securities Act of 1933, as from time to time amended.

~~SECTION 1.13.~~

~~Commission.~~

SECTION 1.14.

Stock.

The term "~~Commission" shall mean the Securities and Exchange Commission of the United States or any successor governmental agency in the United States.~~Stock" shall mean Ordinary Shares in registered form of the Company.

ARTICLE 2.

FORM OF RECEIPTS, DEPOSIT OF STOCK, EXECUTION AND

DELIVERY, TRANSFER AND SURRENDER OF RECEIPTS

SECTION 2.1.

Form and Transferability of Receipts.

Definitive Receipts shall be engraved or printed or lithographed on steel-engraved borders and shall be substantially in the form set forth in Exhibit A annexed to this Deposit Agreement, with appropriate insertions, modifications and omissions, as hereinafter provided.  Such Receipts shall be executed by the Depositary by the manual signature of a duly authorized officer of the Depositary; provided, however, that such signature may be a facsimile if a Registrar for the Receipts shall have been appointed and such Receipts are countersigned by the manual signature of a duly authorized officer of the Registrar.  No Receipt shall be entitled to any benefits under this Deposit Agreement or be valid or obligatory for any purpose, unless such Receipt shall have been executed by the Depositary by the manual signature of a duly authorized officer or, if a Registrar shall have been appointed, by the manual signature of a duly authorized officer of the Registrar.  The Depositary shall maintain books on which each Receipt so executed and delivered as hereinafter provided and the transfer of each such Receipt shall be registered.  Receipts bearing the facsimile signature of a duly authorized officer of the Depositary who was at any time a proper officer of the Depositary shall bind the Depositary, notwithstanding that such officer has ceased to hold such office prior to signature of the Registrar and delivery of such Receipts or did not hold such office at the date of such Receipts.

The Receipts may be endorsed with or have incorporated in the text thereof such legends or recitals or changes not inconsistent with the provisions of this Deposit Agreement as may be required by the Depositary or required to comply with any applicable law or regulations thereunder or with the rules and regulations of any securities exchange upon which Receipts may be listed or to conform with any usage with respect thereto, or to indicate any special limitations or restrictions to which any particular Receipts are subject by reason of the date of issuance of the underlying Deposited Securities or otherwise.

Title to a Receipt (and to the American Depositary Shares evidenced thereby), when properly endorsed or accompanied by proper instruments of transfer, shall be transferable by delivery with the same effect as in the case of a negotiable instrument; provided, however, that the Depositary, notwithstanding any notice to the contrary, may treat the Holder thereof as the absolute owner thereof for the purpose of determining the person entitled to distribution of dividends or other distributions or to any notice provided for in this Deposit Agreement, and for all other purposes.

SECTION 2.2.

Deposit of Stock.

Subject to the terms and conditions of this Deposit Agreement, Stock or evidence of rights to receive Stock may be deposited by delivery thereof to the Custodian accompanied by any appropriate instrument or instruments of transfer, or endorsement, in form satisfactory to the Custodian, together with all such certifications as may be required by the Depositary or the Custodian in accordance with the provisions of this Deposit Agreement, and together with a written order directing the Depositary to execute and deliver to, or upon the written order of, the person or persons stated in such order a Receipt or Receipts for the number of American Depositary Shares representing such deposit.  No Stock shall be accepted for deposit unless accompanied by evidence satisfactory to the Depositary that any necessary approval has been granted by the governmental authority or body in the Republic of Ireland, if any, which is then performing the function of the regulation of currency exchange.  If required by the Depositary, Stock presented for deposit at any time, whether or not the transfer books of the Company are closed, shall also be accompanied by an agreement or assignment, or other instrument satisfactory to the Depositary, which will provide for the prompt transfer to the Custodian of any dividend, or right to subscribe for additional Stock or to receive other property which any person in whose name the Stock is or has been recorded may thereafter receive upon or in respect of such deposited Stock, or in lieu thereof, such agreement of indemnity or other agreement as shall be satisfactory to the Depositary.

At the request and risk and expense of any holder of Stock, and for the ~~amount~~account of such holder, the Depositary may receive certificates for Stock to be deposited, together with the other instruments herein specified, for the purpose of forwarding to the Custodian for deposit hereunder.

Upon each delivery to the Custodian of a certificate or certificates for Stock to be deposited hereunder, together with the other documents above specified, the Custodian shall, as soon as transfer and recordation can be accomplished, present such certificate or certificates to the Company for transfer and recordation of the Stock being deposited in the name of the Depositary or its nominee, or the Custodian or its nominee.

Deposited Stock shall be held by the Depositary or by the Custodian for the account and to the order of the Depositary, or at such other place or places as the Depositary shall determine.

SECTION 2.3.

Execution and Delivery of Receipts

Upon receipt by the Custodian of any deposit pursuant to Section 2.02 hereunder (and in addition, if the transfer books of the Company are open, a proper acknowledgment or other evidence from the Company satisfactory to the Depositary that any deposited Stock have been recorded upon the Company's books in the name of the Depositary or its nominee or the Custodian or its nominee), together with the other documents required as above specified, the Custodian shall notify the Depositary of such deposit and the person or persons to whom or upon whose written order a Receipt or Receipts are deliverable in respect thereof and the number of American Depositary Shares to be represented thereby.  Such notification shall be made by letter or, at the request and risk and expense of the person making the deposit, by cable, telex or facsimile transmission.  Upon receiving such notice from the Custodian, the Depositary, subject to the terms and conditions of this Deposit Agreement, shall execute and deliver at its Corporate Trust Office, to or upon the order of the person or persons named in the notice delivered to the Depositary, a Receipt or Receipts, registered in the name or names and representing any authorized number of American Depositary Shares requested by such person or persons, but only upon payment to the Depositary of the fee of the Depositary for the execution and delivery of such Receipt or Receipts, and of all taxes and governmental charges and fees payable in connection with such deposit and the transfer of the deposited Stock.

SECTION 2.4.

Transfer of Receipts; Combination and Split-Up of Receipts.

The Depositary, subject to the terms and conditions of this Deposit Agreement, shall register transfers on its transfer books from time to time of Receipts, upon any surrender of a Receipt, by the Holder in person or by duly authorized attorney, properly endorsed or accompanied by proper instruments of transfer, and duly stamped as may be required by the laws of the State of New York and of the United States of America.  Thereupon, the Depositary shall execute a new Receipt or Receipts and deliver the same to or upon the order of the person entitled thereto.

The Depositary, subject to the terms and conditions of this Deposit Agreement, shall upon surrender of a Receipt or Receipts for the purpose of effecting a split-up or combination of such Receipt or Receipts, execute and deliver a new Receipt or Receipts for any authorized number of American Depositary Shares requested, representing the same aggregate number of American Depositary Shares as the Receipt or Receipts surrendered.

SECTION 2.5.

Surrender of Receipts and Withdrawal of Stock.

Upon surrender at the Corporate Trust Office of the Depositary of a Receipt evidencing American Depositary Shares for the purpose of withdrawal of the Deposited Securities represented thereby, and upon payment of the fee of the Depositary for the cancellation of Receipts, and subject to the terms and conditions of this Deposit Agreement, the Holder of such Receipt shall be entitled to delivery, to him or upon his order, of the amount of Deposited Securities at the time represented by such Receipt.

Delivery of such Deposited Securities may be made by the delivery of certificates to such Holder or as ordered by him.  Such delivery shall be made, as hereinafter provided, without unreasonable delay.

A Receipt surrendered for such purposes may be required by the Depositary to be properly endorsed in blank or accompanied by proper instruments of transfer in blank, and the Holder thereof shall execute and deliver to the Depositary a written order directing the Depositary to cause the Deposited Securities being withdrawn to be delivered to or upon the written order of the person or persons designated in such order.  Thereupon the Depositary shall direct the Custodian to deliver at the Dublin office of the Custodian, subject to Sections ~~2.06, 3.01~~2.6, 3.1 and ~~3.02,~~3.2, and to the other terms and conditions of this Deposit Agreement, to or upon the written order of the person or persons designated in the order delivered to the Depositary as above provided, the amount of Deposited Securities represented by such Receipt, except that the Depositary may take delivery to such person or persons at the Corporate Trust Office of the Depositary of any dividends or distributions with respect to the Deposited Securities represented by such Receipt, or of any proceeds of sale of any dividends, distributions or rights, which may at the time be held by the Depositary.

At the request, risk and expense of any Holder so surrendering a Receipt, and for the account of such Holder, the Depositary shall direct the Custodian to forward a certificate or certificates and other proper documents of title for the Deposited Securities represented by such Receipt to the Depositary for deliver at the Corporate Trust Office of the Depositary.  Such direction shall be given by letter or, at the request, risk and expense of such Holder, by cable, telex or facsimile transmission.

SECTION 2.6.

Limitations on Execution and Delivery, Transfer and Surrender of Receipts.

As a condition precedent to the execution and delivery, registration of transfer, split-up, combination or surrender of any Receipt or withdrawal of any Deposited Securities, the Depositary or the Custodian may require payment from the presentor of the Receipt of a sum sufficient to reimburse it for any tax or other governmental charge and any stock transfer or registration fee with respect thereto (including any such tax or charge and fee with respect to Stock being deposited or withdrawn) and payment of any applicable fees as herein provided, may require the production of proof satisfactory to it as to the identity and genuineness of any signature and may also require compliance with such regulations, if any, as the Depositary may establish consistent with the provisions of this Deposit Agreement.  The surrender of outstanding Receipts and withdrawal of Deposited Securities may not be suspended subject only to (i) temporary delays caused by closing the transfer books of the Depositary or the Company or the deposit of ~~Shares~~Stock in connection with voting at a shareholders' meeting, or the payment of dividends,  (ii) the payment of fees, taxes and similar charges, and  (iii) compliance with any U.S. or foreign laws or governmental regulations relating to the Receipts or to the withdrawal of the Deposited Securities.

The delivery of Receipts against deposits of Stock generally or against deposits of particular Stock may be suspended, or the delivery of Receipts against the deposit of particular Stock may be withheld, or the registration of transfer of Receipts in particular instances may be refused, or the transfer or surrender of outstanding Receipts generally may be suspended, during any period when the transfer books of the Depositary are closed, or if any such action is deemed necessary or advisable by the Depositary or the Company at any time or from time to time because of any requirement of law or of any government or governmental authority, body or commission, or under any provision of this Deposit Agreement, subject to the provisions of the preceding paragraph and Section ~~7.07~~7.7 hereof.  Without limitation of the foregoing, the Depositary shall not knowingly accept for deposit under this Deposit Agreement any Stock required to be registered under the provisions of the Securities Act of 1933, unless a registration statement is in effect as to such Stock.

SECTION 2.7.

Lost Receipts, etc.

In case any Receipt shall be mutilated, destroyed, lost or stolen, the Depositary shall execute and deliver a new Receipt of like tenor, in exchange and substitution for such mutilated Receipt upon cancellation thereof, or in lieu of and in substitution for such destroyed or lost or stolen Receipt, upon the Holder thereof filing with the Depositary (a) a request for such exchange and delivery before the Depositary has notice that the Receipt has been acquired by a bona fide purchaser and (b) a sufficient indemnity bond and satisfying any other reasonable requirements imposed by the Depositary.

SECTION 2.8.

Cancellation and Destruction of Surrendered Receipts.

All Receipts surrendered to the Depositary shall be cancelled by the Depositary.  The Depositary is authorized to destroy Receipts so cancelled.

SECTION 2.9.

Pre-Release of Receipts.

Notwithstanding Section ~~2.03~~2.3 hereof, the Depositary may execute and deliver Receipts prior to the receipt of ~~Shares~~Stock pursuant to Section ~~2.02~~2.2 ("Pre-Release").  The Depositary may, pursuant to Section ~~2.05,~~2.5, deliver ~~Shares~~Stock upon the receipt and cancellation of Receipts which have been Pre-Released, whether or not such cancellation is prior to the termination of such Pre-Release or the Depositary knows that such Receipt has been Pre-Released.  The Depositary may receive Receipts in lieu of ~~Shares~~Stock in satisfaction of a Pre-Release.  Each Pre-Release will be (a) preceded or accompanied by a written representation from the person to whom Receipts are to be delivered that such person, or its customer, owns the ~~Shares~~Stock or Receipts to be remitted, as the case may be, (b) at all times fully collateralized with cash or such other collateral as the Depositary deems appropriate, (c) terminable by the Depositary on not more than five (5) business days notice, and (d) subject to such further indemnities and credit regulations as the Depositary deems appropriate.  The number of American Depositary Shares which are outstanding at any time as a result of Pre-Releases will not normally exceed ~~thirty~~one percent (~~30~~1%) of the ~~Shares~~Stock deposited hereunder; provided, however, that the Depositary reserves the right to change or disregard such limit from time to time as it deems appropriate.

The Depositary may retain for its own account any compensation received by it in connection with the foregoing.

SECTION 2.10 Uncertificated American Depositary Shares; DTC Direct Registration System.

Notwithstanding anything to the contrary in this Deposit Agreement:

(a)

American Depositary Shares may be certificated securities evidenced by Receipts or uncertificated securities.  The form of Receipt annexed as Exhibit A to this Deposit Agreement summarizes the terms and conditions of, and will be the prospectus required under the Securities Act of 1933 for, both certificated and uncertificated American Depositary Shares.  Except for those provisions of this Deposit Agreement that by their nature do not apply to uncertificated American Depositary Shares, all the provisions of this Deposit Agreement shall apply, mutatis mutandis, to both certificated and uncertificated American Depositary Shares.

(b)

(i)

The term “deliver”, or its noun form, when used with respect to Receipts, shall mean (A) book-entry transfer of American Depositary Shares to an account at The Depository Trust Company, or its successor (“DTC”), designated by the person entitled to such delivery, evidencing American Depositary Shares registered in the name requested by that person,  (B) registration of American Depositary Shares not evidenced by a Receipt on the books of the Depositary in the name requested by the person entitled to such delivery and  mailing to that person of a statement confirming that registration or (C) if requested by the person entitled to such delivery, delivery at the Corporate Trust Office of the Depositary to the person entitled to such delivery of one or more Receipts.

(ii)

The term “surrender”, when used with respect to Receipts, shall mean (A) one or more book-entry transfers of American Depositary Shares to the DTC account of the Depositary, (B) delivery to the Depositary at its Corporate Trust Office of an instruction to surrender American Depositary Shares not evidenced by a Receipt  or (C) surrender to the Depositary at its Corporate Trust Office of one or more Receipts evidencing American Depositary Shares.

(c)

American Depositary Shares not evidenced by Receipts shall be transferable as uncertificated registered securities under the laws of New York.

(d)

The Depositary shall have a duty to register a transfer, in the case of uncertificated American Depositary Shares, upon receipt from the Holder of a proper instruction (including, for the avoidance of doubt, instructions through DRS and Profile as provided in subsection (f) below).  The Depositary, upon surrender of a Receipt for the purpose of exchanging it for uncertificated American Depositary Shares, shall cancel that Receipt and send the Holder a statement confirming that the Holder is the owner of the same number of uncertificated American Depositary Shares that the surrendered Receipt evidenced. The Depositary, upon receipt of a proper instruction (including, for the avoidance of doubt, instructions through DRS and Profile as provided in subsection (f) below) from the Holder of uncertificated American Depositary Shares for the purpose of exchanging them for certificated American Depositary Shares, shall execute and deliver to the Holder a Receipt evidencing the same number of certificated American Depositary Shares.

(e)

Upon satisfaction of the conditions for replacement of a Receipt that is mutilated, lost, destroyed or stolen, the Depositary shall deliver to the Holder the American Depositary Shares evidenced by that Receipt in uncertificated form unless otherwise requested by the Holder.

(f)

(i)  The parties acknowledge that the Direct Registration System (“DRS”) and Profile Modification System (“Profile”) shall apply to uncertificated American Depositary Shares upon acceptance thereof to DRS by DTC.  DRS is the system administered by DTC pursuant to which the Depositary may register the ownership of uncertificated American Depositary Shares, which ownership shall be evidenced by periodic statements issued by the Depositary to the Holders entitled thereto.  Profile is a required feature of DRS which allows a DTC participant, claiming to act on behalf of an Holder of American Depositary Shares, to direct the Depositary to register a transfer of those American Depositary Shares to DTC or its nominee and to deliver those American Depositary Shares to the DTC account of that DTC participant without receipt by the Depositary of prior authorization from the Holder to register such transfer.

(ii)  In connection with and in accordance with the arrangements and procedures relating to DRS/Profile, the parties understand that the Depositary will not verify, determine or otherwise ascertain that the DTC participant which is claiming to be acting on behalf of an Holder in requesting a registration of transfer and delivery as described in subsection (i) has the actual authority to act on behalf of the Holder (notwithstanding any requirements under the Uniform Commercial Code).  For the avoidance of doubt, the provisions of Sections 5.3 and 5.8 shall apply to the matters arising from the use of the DRS.  The parties agree that the Depositary’s reliance on and compliance with instructions received by the Depositary through the DRS/Profile System and in accordance with this Deposit Agreement shall not constitute negligence or bad faith on the part of the Depositary.

ARTICLE 3.

CERTAIN OBLIGATIONS OF HOLDERS OF RECEIPTS.

SECTION 3.1.

Filing Proofs, Certificates and Other Information.

Any person presenting Stock for deposit or any Holder of a Receipt may be required from time to time to file such proof of citizenship or residence, exchange control approval, or such information relating to the registration on the books of the Company of the Stock presented for deposit or other information, to execute such certificates and to make such representations and warranties, as the Depositary may deem necessary or proper.  The Depositary may withhold the delivery or registration of transfer of any Receipt or the distribution or sale of any dividend or other distribution or rights or of the proceeds thereof or the delivery of any Deposited Securities until such proof or other information is filed or such certificates are executed.

SECTION 3.2.

Liability of Holder for Taxes.

If any tax or other governmental charge shall become payable with respect to any Deposited Securities represented by any Receipt, such tax or other governmental charge shall be payable by the Holder of such Receipt to the Depositary.  The Depositary may refuse to effect any transfer of such Receipt or any withdrawal of Deposited Securities represented thereby until such payment is made, any may withhold any dividends or other distributions, or may sell for the account of the Holder thereof any part or all of the Deposited Securities represented by such Receipt, and may apply such dividends or other distributions or the proceeds of any such sale in payment of such tax or other governmental charge, the Holder of such Receipt remaining liable for any deficiency.

SECTION 3.3.

Warranties on Deposit of Stock.

Every person depositing Stock under this Deposit Agreement shall be deemed thereby to represent and warrant that such Stock and each certificate therefor is validly issued and subscribed for, fully paid, non-assessable and not subject to pre-emption rights and that the person making such deposit is duly authorized so to do.  Every such person shall also be deemed to represent that the deposit of such Stock and the sale of American Depositary Shares representing such Stock by that person are not restricted under the Securities Act of 1933.  Such representations and warranties shall survive the deposit of Stock and issuance of Receipts.

ARTICLE 4.

THE DEPOSITED SECURITIES.

SECTION 4.1.

Cash Distributions.

Whenever the Depositary shall receive any cash dividend or other cash distribution by the Company on any Deposited Securities, the Depositary shall, subject to the provisions of Section ~~4.05,~~4.5, convert such dividend or distribution into dollars and shall distribute the amount thus received  (net of the fees and expenses of the Depositary as provided in Section 5.9) to the Holders of Receipts entitled thereto, in proportion to the number of American Depositary Shares representing such Deposited Securities held by them respectively; provided, however, that in the event that the Company or the Depositary shall be required to withhold and does withhold from any cash dividend or other cash distribution in respect of any Deposited Securities an amount on account of taxes, the amount distributed to the Holder of Receipts for American Depositary Shares representing such Deposited Securities shall be reduced accordingly.  The Depositary shall distribute only such amount, however, as can be distributed without attributing to any Holder of a Receipt a fraction of one cent~~, and any balance not so distributable shall be held by the Depositary (without liability for interest thereon) and shall be added to and become part of the next sum received by the Depositary for distribution to Holders of Receipts then outstanding~~.  Any such fractional amounts shall be rounded to the nearest whole cent and so distributed to Holders entitled thereto.  The Company or its agent will remit to the appropriate governmental authority or agency in the Republic of Ireland all amounts withheld and owing to such authority or agency.  The Depositary will forward to the Company such information from its records as the Company may reasonably request to enable the Company to file necessary reports with governmental authorities or agencies, and either the Depositary or the Company may file any such reports necessary to obtain benefits under the applicable tax treaties for the Holders of Receipts.

SECTION 4.2.

Distributions Other Than Cash or Stock.

Whenever the Depositary shall receive any distribution other than cash or Stock upon any Deposited Securities, the Depositary shall cause the securities or property received by it to be distributed to the Holders of Receipts entitled thereto, after deduction or upon payment of any fees and expenses of the Depositary or any taxes or other governmental charges, in proportion to the number of American Depositary Shares representing such Deposited Securities held by them respectively, in any manner that the Depositary may deem equitable and practicable for accomplishing such distribution; provided, however, that if in the opinion of the Depositary such distribution cannot be made proportionately among the Holders of Receipts entitled thereto, or if for any other reason (including any requirement that the Company or the Depositary withhold an amount on account of taxes) the Depositary deems such distribution not to be feasible, the Depositary may adopt such method as it may deem equitable and practicable for the purpose of effecting such distribution, including the sale (public or private) of the securities or property thus received, at any part thereof and the net proceeds of any such sale (net of the fees and expenses of the Depositary as provided in Section 5.9) shall be distributed by the Depositary to the Holders of Receipts entitled thereto as in the case of a distribution received in cash.

SECTION 4.3.

Distributions in Stock.

If any distribution upon any Deposited Securities consists of a dividend in, or free distribution of, Stock, the Depositary may with the Company's approval, and shall if the Company shall so request, distribute to the Holders of outstanding Receipts entitled thereto, in proportion to the number of American Depositary Shares representing such Deposited Securities held by them respectively, additional Receipts for an aggregate number of American Depositary Shares representing the amount of Stock received as such dividend or free distribution.  In lieu of delivering Receipts for fractional American Depositary Shares in any such case, the Depositary may sell the amount of Stock represented by the aggregate of such fractions and distribute the net proceeds, all in the manner and subject to the conditions described in Section ~~4.02.~~4.2.  If additional Receipts are not so distributed, each American Depositary Share shall thenceforth also represent the additional Stock distributed upon the Deposited Securities represented thereby.

SECTION 4.4.

Rights.

In the event that the Company shall offer or cause to be offered to the holders of any Deposited Securities any rights to subscribe for additional Stock or any rights of any other nature, the Depositary shall have discretion as to the procedure to be followed in making such rights available to the Holders of Receipts or in disposing of such rights on behalf of such Holders and making the net proceeds available in dollars to such Holders; provided, however, that the Depositary will, if requested by the Company, take action as follows:

(i)

if at the time of the offering of any rights the Depositary determines that it is lawful and feasible to make such rights available to Holders of Receipts by means of warrants or otherwise, the Depositary shall distribute warrants or other instruments therefor in such form as it may determine to the Holders entitled thereto, in proportion to the number of American Depositary Shares representing such Deposited Securities, or employ such other method as it may deem feasible in order to facilitate the exercise, sale or transfer of rights by such Holders; or

(ii)

if at the time of the offering of any rights the Depositary determines that it is not lawful or not feasible to make such rights available to Holders of Receipts by means of warrants or otherwise, or if the rights represented by such warrants or such other instruments are not exercised and appear to be about to lapse, the Depositary in its discretion may sell such rights or such warrants or other instruments at public or private sale, at such place or places and upon such terms as it may deem proper, and may allocate the proceeds of such sales for account of the Holders of Receipts otherwise entitled to such rights, warrants or other instruments, upon an averaged or other practicable basis without regard to any distinctions among such Holders because of exchange restrictions, or the date of delivery of any Receipt or Receipts, or otherwise.

If registration under the Securities Act of 1933 of the securities to which any rights relate is required in order for the Company to offer such rights to Holders of Receipts and sell the securities represented by such rights, the Depositary will not offer such rights to the Holders of Receipts unless and until such a registration statement is in effect, or unless the offering and sale of such securities to the Holders of such Receipts are exempt from registration under the provisions of such Act.

SECTION 4.5.

Conversion of Foreign Currency.

Whenever the Depositary shall receive foreign currency, by way of dividends or other distributions or the net proceeds from the sale of securities, property or rights, and if at the time of the receipt thereof the foreign currency so received can in the judgment of the Depositary be converted on a reasonable basis into dollars and the resulting dollars transferred to the United States, the Depositary shall convert or cause to be converted, by sale or in any other manner that it may determine, such foreign currency into dollars, and such dollars shall be distributed to the Holders of Receipts entitled thereto or, if the Depositary shall have distributed any warrants or other instruments which entitle the holders thereof to such dollars, then to the holders of such warrants and/or instruments upon surrender thereof for cancellation.  Such distribution may be made upon an averaged or other practicable basis without regard to any distinctions among Holders on account of exchange restrictions or otherwise.

If such conversion or distribution can be effected only with the approval or license of any government or agency thereof, the Depositary shall file such application for approval or license, if any, as it may deem desirable.

If at any time the Depositary shall determine that in its judgment any foreign currency received by the Depositary is not convertible on a reasonable basis into dollars transferable to the United States, or if any approval or license of any government authority or agency thereof which is required for such conversion is denied or in the opinion of the Depositary is not obtainable, or if any such approval or license is not obtained within a reasonable period as determined by the Depositary, the Depositary may distribute the foreign currency (or an appropriate document evidencing the right to receive such foreign currency) received by the Depositary to, or in its discretion may hold such foreign currency uninvested and without liability for interest thereon for the respective accounts of, the Holders of Receipts entitled to receive the same.

If any such conversion of foreign currency, in whole or in part, cannot be effected for distribution to some Holders of Receipts entitled thereto, the Depositary may in its discretion make such conversion and distribution in dollars to the extent permissible to the Holders of Receipts entitled thereto and may distribute the balance of the foreign currency received by the Depositary to, or hold such balance uninvested and without liability for interest thereon for the account of, the Holders of Receipts entitled thereto.

SECTION 4.6.

Fixing of Record Date.

Whenever any cash dividend or other cash distribution shall become payable or any distribution other than cash shall be made, or whenever rights shall be issued with respect to the Deposited Securities, or whenever the Depositary shall receive notice of any meeting of holders of Stock or other Deposited Securities, the Depositary shall fix a record date for the determination of the Holders of Receipts who shall be entitled to receive such dividend, distribution or rights, or the net proceeds of the sale thereof, or to give instructions for the exercise of voting rights at any such meeting.  Subject to the provisions of Sections ~~4.01~~4.1 through ~~4.05~~4.5 and to the other terms and conditions of this Deposit Agreement, the Holders of Receipts on such record date shall be entitled to receive the amount distributable by the Depositary with respect to such dividend or other distribution or such rights or the net proceeds of sale thereof in proportion to the number of American Depositary Shares held by them respectively.

SECTION 4.7.

Voting of Deposited Securities.

Upon receipt of notice of any meeting of holders of Stock or other Deposited Securities, the Depositary shall, as soon as practicable thereafter, mail to the Holders of Receipts a notice which shall contain (a) ~~such information as is contained in such~~details of where the notice of the meeting of holders of Stock and all other relevant documentation is available, and (b) a statement that the Holders of Receipts at the close of business on a specified record date will be entitled, subject to any applicable provisions of law and of the Memorandum and Articles of Association of the Company, to instruct the Depositary as to the exercise of the voting rights, if any, pertaining to the amount of Stock representing Ordinary Shares or other Deposited Securities represented by their respective American Depositary Shares, and a brief statement as to the manner in which such instructions may be given, including an express indication that instructions may be given to the Depositary to give a discretionary proxy to a designated member or members of the Board of Directors of the Company.  Upon the written request of a Holder of a Receipt on such record date, received on or before the date established by the Depositary for such purpose, the Depositary shall endeavor in so far as practicable to vote or cause to be voted the amount of Stock representing Ordinary Shares or other Deposited Securities represented by such Receipt in accordance with the instructions set forth in such request.  The Depositary agrees not to vote the amount of Stock or other Deposited Securities represented by a Receipt unless it receives instructions from the record holder of such Receipt.

SECTION 4.8.

Changes Affecting Deposited Securities.

Upon any change in par value, split-up, consolidation or any other reclassification of Deposited Securities, or upon any recapitalization, reorganization, merger or consolidation or sale of assets affecting the Company or to which it is a party, any securities which shall be received by the Depositary in exchange for or in conversion of or in respect of Deposited Securities shall be treated as new Deposited Securities under this Deposit Agreement, and American Depositary Shares shall thenceforth represent the new Deposited Securities so received in exchange or conversion, unless additional Receipts are delivered pursuant to the following sentence.  In any such case the Depositary may with the Company's approval, and shall if the Company shall so request, execute and deliver additional Receipts as in the case of a stock dividend, or call for the surrender of outstanding Receipts to be exchanged for new Receipts specifically describing such new Deposited Securities.

SECTION 4.9.

Reports.

The Depositary shall make available for inspection by Holders of Receipts at its Corporate Trust Office, any reports and communications received from the Company which are both (a) received by the Depositary as the holder of the Deposited Securities and (b) made generally available to the holders of such Deposited Securities by the Company.  The Depositary shall also send to Holders of Receipts copies of such reports when furnished by the Company pursuant to Section 5.06.

SECTION 4.10.

Available Information.

The Company is subject to the periodic reporting requirements of the Securities Exchange Act of 1934 and, accordingly files certain reports ~~and information~~ with the Securities and Exchange Commission (“the Commission”).  Such reports ~~and other information may be inspected and copied at the~~will be available for inspection and copying through the Commission’s EDGAR system or at public reference facilities maintained by the Commission in Washington, D.C ~~and certain other regional offices of the Commission~~.

SECTION 4.11.

Lists of Receipt Holders.

Promptly upon request by the Company, the Depositary shall furnish to it a list, as of a recent date, of the names, addresses and holdings of American Depositary Shares by all persons in whose names Receipts are registered on the books of the Depositary.

SECTION 4.12.

Withholding.

Notwithstanding any other provision of this Deposit Agreement, in the event that the Depositary determines that any distribution in property (including Stock or rights to subscribe therefor) is subject to any tax which the Depositary is obligated to withhold, the Depositary may dispose of all or a portion of such property (including Stock and rights to subscribe therefor) in such amounts and in such manner as the Depositary deems necessary and practicable to pay such taxes, by public or private sale, and the Depositary shall distribute the net proceeds of any such sale or the balance of any such property after deduction of such taxes to the Holders of Receipts entitled thereto.

ARTICLE 5.

THE DEPOSITARY, THE CUSTODIAN AND THE COMPANY.

SECTION 5.1.

Maintenance of Office and Transfer Books by the Depositary.

Until termination of this Deposit Agreement in accordance with its terms, the Depositary shall maintain in the Borough of Manhattan, The City of New York, facilities for the execution and delivery, registration, registration of transfers and surrender of Receipts in accordance with the provisions of this Deposit Agreement.

The Depositary shall keep books for the registration of Receipts and transfers of Receipts which at all reasonable times shall be open for inspection by the Holders of Receipts, provided that such inspection shall not be for the purpose of communicating with Holders of Receipts in the interest of a business or object other than the business of the Company or a matter related to this Deposit Agreement or the Receipts.

The Depositary may close the transfer books, at any time or from time to time, when deemed expedient by it in connection with the performance of its duties hereunder.

If any Receipts or the American Depositary Shares represented thereby are listed on one or more stock exchanges in the United States, the Depositary shall act ~~a~~as Registrar or, with the approval of the Company, appoint a Registrar or one or more co-registrars for registry of such Receipts in accordance with any requirements of such exchanges.  Such Registrar or co-registrars may be removed and substitute appointed by the Depositary upon the request or with the approval of the Company.

SECTION 5.2.

Prevention or Delay in Performance by the Depositary or the Company.

Neither the Depositary nor the Company nor any of their respective directors, employees, agents or affiliates shall incur any liability to any Holder (i) of any Receipt, if by reason of any provision of any present or future law or regulation of the United States or the Republic of Ireland or any other country, or of any other governmental or regulatory authority or stock exchange, or by reason of any provision, present or future, of the Memorandum and Articles of Association of the Company, or by reason of any act of God or war or terrorism or other circumstances beyond its control, the Depositary or the Company shall be prevented, delayed or forbidden from, or be subject to any civil or criminal penalty on account of,  doing or performing any act or thing which by the terms of this Deposit Agreement or the Deposited Securities it is provided shall be done or performed; (ii) nor shall the Depositary or the Company incur any liability to any Holder of a Receipt by reason of any non-performance or delay, caused as aforesaid, in performance of any act or thing which by the terms of this Deposit Agreement it is provided shall or may be done or performed, (iii) or by reason of any exercise of, or failure to exercise, any discretion provided for in this Deposit Agreement,  (iv) for the inability of any Holder to benefit from any distribution, offering, right or other benefit which is made available to holders of Deposited Securities but is not, under the terms of this Deposit Agreement, made available to Holders, or (v) for any special, consequential or punitive damages for any breach of the terms of this Deposit Agreement.  Where, by the terms of a distribution pursuant to Section 4.1, 4.2 or 4.3, or an offering or distribution pursuant to Section 4.4, or for any other reason, such distribution or offering may not be made available to Holders, and the Depositary may not dispose of such distribution or offering on behalf of such Holders and make the net proceeds available to such Holders, then the Depositary shall not make such distribution or offering, and shall allow any rights, if applicable, to lapse.

SECTION 5.3.

Obligation of the Depositary, the Custodian and the Company.

The Company assumes no obligation nor shall it be subject to any liability under this Deposit Agreement to Holders of Receipts, except that ~~it agrees to use its best judgment and good faith in the performance of its obligation~~the Company agrees to perform its obligations specifically set forth in this Deposit Agreement without negligence or bad faith.

The Depositary assumes no obligation nor shall it be subject to any liability under this Deposit Agreement to Holders of Receipts (including, without limitation, liability with respect to the validity or worth of the Deposited Securities), ~~other than~~except that ~~it agrees to use its best judgment and good faith in the performance of such duties as are~~the Depositary agrees to perform its obligations specifically set forth in this Deposit Agreement without negligence or bad faith.

Neither the Depositary nor the Company shall be under any obligation to appear in, prosecute or defend any action, suit or other proceeding in respect of any Deposited Securities or in respect of the Receipts, which in its opinion may involve it in expense or liability, unless indemnity satisfactory to it against all expense and liability be furnished as often as may be required, and the Custodian shall not be under any obligations whatsoever with respect to such proceedings, the responsibility of the Custodian being solely to the Depositary.

Neither the Depositary nor the Company shall be liable for any action or non-action by it in reliance upon the advice of or information from legal counsel, accountants, any person presenting Stock for deposit, any Holder of a Receipt, or any other person believed by it in good faith to be competent to give such advice or information.

The Depositary shall not be liable for any acts or omissions made by a successor depositary whether in connection with a previous act or omission of the Depositary or in connection with any matter arising wholly after the removal or resignation of the Depositary, provided that in connection with the issue out of which such potential liability arises the Depositary performed its obligations without negligence or bad faith while it acted as Depositary.

The Depositary shall not be liable for the acts or omissions of any securities depository, clearing agency or settlement system in connection with or arising out of book-entry settlement of Deposited Securities or otherwise.

The Depositary shall not be responsible for any failure to carry out any instructions to vote any of the Deposited Securities, or for the manner in which any such vote is cast or effect of any such vote, provided that any such action or non-action is in good faith.

The Depositary may own and deal in any class of securities of the Company and its affiliates and in Receipts.

No disclaimer of liability under the Securities Act of 1933 is intended by any provision of this Deposit Agreement.

SECTION 5.4.

Resignation and Removal of the Depositary; Appointment of Successor Depositary.

The Depositary may at any time resign as Depositary hereunder by written notice of its election so to do delivered to the Company, such resignation to take effect upon the appointment of a successor depositary and its acceptance of such appointment as hereinafter provided.

The Depositary may at any time be removed by the Company by written notice of such removal effective upon the appointment of a successor depositary and its acceptance of such appointment as hereinafter provided.

In case at any time the Depositary acting hereunder shall resign or be removed, the Company shall use its best efforts to appoint a successor depositary, which shall be a bank or trust company having an office in the Borough of Manhattan, The City of New York.  Every successor depositary shall execute and deliver to its predecessor and to the Company an instrument in writing accepting its appointment hereunder, and thereupon such successor depositary, without any further act or deed, shall become fully vested with all the rights, powers, duties and obligations of its predecessor; but such predecessor, nevertheless, upon payment of all sums due it and on the written request of the Company shall execute and deliver an instrument transferring to such successor all rights and powers of such predecessor hereunder, shall duly assign, transfer and deliver all right, title and interest in the Deposited Securities to such successor, and shall deliver to such successor a list of the Holders of all outstanding Receipts.  Any such successor depositary shall promptly mail notice of its appointment to the Holders of Receipts.

Any corporation into or with which the Depositary may be merged or consolidated shall be the successor of the Depositary without the execution or filing of any document or any further act.

SECTION 5.5.

The Custodian.

The ~~Depositary has appointed the Bank of Ireland as Custodian and agent of the Depositary for the purposes of this Deposit Agreement.  The Custodian in acting hereunder~~Custodian shall be subject at all times and in all respects to the directions of the Depositary and shall be responsible solely to it.  The Custodian may resign and be discharged from its duties hereunder by notice of such resignation delivered to the Depositary at least 30 days prior to the date on which such resignation is to become effective.  The Depositary shall, promptly after receiving such notice, appoint a substitute custodian, which shall thereafter be the Custodian hereunder.  Whenever the Depositary in its discretion determines that it is in the best interest of the Holders of Receipts to do so, it may appoint a substitute custodian, which shall thereafter be the Custodian hereunder, and upon demand of the Depositary the previous Custodian shall deliver the Deposited Securities held by it to such substitute custodian.  Each such substitute custodian shall deliver to the Depositary forthwith upon its appointment, an acceptance of such appointment satisfactory in form and substance to the Depositary.  Immediately upon any such change, the Depositary shall give notice thereof in writing to all Holders of Receipts.

Upon the appointment of any successor depositary hereunder, the Custodian then acting hereunder shall forthwith become, without any further act or writing, the agent hereunder of such successor depositary and the appointment of such successor depositary shall in no way impair the authority of the Custodian hereunder; but the successor depositary so appointed shall, nevertheless, on the written request of the Custodian, execute and deliver to the Custodian all such instruments as may be proper to give to the Custodian full and complete power and authority as agent hereunder of such successor depositary.

SECTION 5.6.

Notices and Reports.

On or before the first date of giving by the Company of notice, by publication or otherwise, of any meeting of holders of Stock or other Deposited Securities, or of any adjourned meeting of such holders, or of the taking of any action in respect of any cash or other distributions or the offering of any rights, the Company agrees to transmit to the Depositary and the Custodian a copy of the notice thereof in the form given or to be given to holders of Stock or other Deposited Securities.

The Company will arrange for the prompt transmittal by the Company to the Depositary and the Custodian of such notices and any other reports and communications which are made generally available by the Company to holders of its ~~Shares~~Stock.  If requested in writing by the Company, the Depositary will arrange for the mailing, at the Company’s expense, of copies of such notices, reports and communications to all Holders.  The Company will timely provide the Depositary with the quantity of such notices, reports, and communications, as requested by the Depositary from time to time, in order for the Depositary to effect such mailings.~~.~~

SECTION 5.7.

Issuance of Additional Stock, etc.

The Company agrees that in the event of any issuance of (1) additional Stock, (2) rights to subscribe for Stock, (3) securities convertible into Stock, or (4) rights to subscribe for such securities, the Company will promptly furnish to the Depositary a written opinion from counsel for the Company in the United States, which counsel shall be satisfactory to the Depositary, stating whether or not the circumstances of such issue are such as to make it necessary for a Registration Statement under the Securities Act of 1933 to be in effect prior to the delivery of the Receipts to be issued in connection with such securities or the issuance of such rights.  If in the opinion of such counsel a Registration Statement is required, such counsel shall furnish to the Depositary a written opinion as to whether or not there is a Registration Statement in effect which will cover such issuance of securities or rights.

The Company agrees with the Depositary that neither the Company nor any company controlled by the Company will at any time deposit any Stock, either upon original issuance or upon a sale of Stock previously issued and reacquired by the Company or by any company under its control, unless a Registration Statement is in effect as to such Stock under the Securities Act of 1933 or registration of such Stock is not required under such Act.

SECTION 5.8.

Indemnification.

The Company agrees to indemnify the Depositary, its directors, employees, agents and affiliates and the Custodian against, and hold each of them harmless from, any liability or expense ~~which may arise out of~~ (including, but not limited to any fees and expenses incurred in seeking, enforcing or collecting such indemnity and the fees and expenses of counsel) which may arise out of or in connection with (a) any registration with the Commission of the American Depositary Shares or Deposited Securities or the offer or sale thereof in the United States or (b)  acts performed or omitted, in accordance with the provisions of this Deposit Agreement and of the Receipts, as the same may be amended, modified or supplemented from time to time, (i) by either the Depositary or the Custodian or their respective directors, employees, agents and affiliates, except for any liability or expense arising out of the negligence or bad faith of either of them, or (ii) by the Company or any of its directors, employees, agents and affiliates for any liability or expense which may arise out of or in connection with the registration of the Stock represented by the American Depositary Shares with the Commission or the offer or sale to the public of the Receipts evidencing the American Depositary Shares except to the extent that such liability or expense arises out of information relating to the Depositary or Custodian, as the case may be, furnished in writing to the Company by the Depositary or Custodian, as the case may be, expressly for use in any registration statement, proxy statement, prospectus or preliminary prospectus relating to the Stock represented by the American Depositary Shares.

The Depositary agrees to indemnify the Company, and its directors, employees, agents and affiliates and hold ~~it~~them harmless from any liability or expense which may arise out of acts performed or omitted by the Depositary or its Custodian or their respective directors, employees, agents and affiliates due to their negligence or bad faith.

SECTION 5.9.

Charges of Depositary.

The Company agrees to pay ~~all charges~~the fees and out-of-pocket expenses of the Depositary ~~as shown in Exhibit B hereto, and those of the Registrar other than (1) the fees of the Depositary for the execution and delivery of Receipts pursuant to Section 2.03 and the surrender of Receipts pursuant to Section 2.05, (2) taxes and other governmental charges, (3) such registration fees as may from time to time be in effect for the registration of transfers of Stock generally on the stock register of the Company and accordingly applicable to transfers of Stock to the name of the Depositary or its nominee or Custodian or its nominee on the making of deposit hereunder, (4) such cable, telex and facsimile transmission expenses as are expressly provided in this Deposit Agreement to be at the expense of persons depositing Stock or Holders of Receipts, and (5) such expenses as are incurred by the Depositary in the conversion of foreign currency pursuant to Section 4.05.  Any other charges and expenses of the Depositary hereunder will be paid by the Company after consultation and agreement between the Depositary and the Company as to the amount and nature of such charges and expenses.  Such charges may at any time and from time to time be changed by agreement between the Company and the Depositary.  The Depositary shall present its statement for such charges and expenses to the Company once every three months~~ and those of any Registrar only in accordance with agreements in writing entered into between the Depositary and the Company from time to time.  The charges and expenses of the Custodian are for the sole account of the Depositary.

The following charges shall be incurred by any party depositing or withdrawing Stocks or by any party surrendering American Depositary Shares or to whom American Depositary Shares are issued (including, without limitation, issuance pursuant to a stock dividend or stock split declared by the Company or an exchange of stock regarding the American Depositary Shares or Deposited Securities or a delivery of American Depositary Shares pursuant to Section 4.3), or by Holders, as applicable:  (1) taxes and other governmental charges, (2) such registration fees as may from time to time be in effect for the registration of transfers of Stock generally on the stock register of the Company or Foreign Registrar and applicable to transfers of Stock to or from the name of the Depositary or its nominee or the Custodian or its nominee on the making of deposits or withdrawals hereunder, (3) such cable, telex and facsimile transmission expenses as are expressly provided in this Deposit Agreement, (4) such expenses as are incurred by the Depositary in the conversion of foreign currency pursuant to Section 4.5, (5) a fee of $5.00 or less per 100 American Depositary Shares (or portion thereof) for the delivery of American Depositary Shares pursuant to Section 2.3, 4.3 or 4.4 and the surrender of American Depositary Shares pursuant to Section 2.5 or 6.2, (6) a fee of $.02 or less per American Depositary Share (or portion thereof) for any cash distribution made pursuant to this Deposit Agreement, including, but not limited to Sections 4.1 through 4.4 hereof, (7) a fee for the distribution of securities pursuant to Section 4.2, such fee being in an amount equal to the fee for the execution and delivery of American Depositary Shares referred to above which would have been charged as a result of the deposit of such securities (for purposes of this clause 7 treating all such securities as if they were Stocks) but which securities are instead distributed by the Depositary to Holders, (8) in addition to any fee charged under clause 6,  subject to the Company’s prior written consent, a fee of $.02 or less per American Depositary Share (or portion thereof) per annum for depositary services, which will be payable as provided in clause 9 below, and (9) subject to the Company’s prior written consent, any other charges payable by the Depositary, any of the Depositary's agents, including the Custodian, or the agents of the Depositary's agents in connection with the servicing of Stocks or other Deposited Securities (which charge shall be assessed against Holders as of the date or dates set by the Depositary in accordance with Section 4.6 and shall be payable by billing such Holders for such charge or by deducting such charge from one or more cash dividends or other cash distributions).

The Depositary, subject to Section 2.9 hereof, may own and deal in any class of securities of the Company and its affiliates and in American Depositary Shares.

ARTICLE 6.

AMENDMENT AND TERMINATION.

SECTION 6.1.

Amendment.

The form of the Receipts and any provisions of this Deposit Agreement may at any time and from time to time be amended by agreement between the Company and the Depositary without the consent of Holders in any respect which they may deem necessary or desirable.  Any amendment which shall impose or increase any fees or charges (other than taxes and other governmental charges, registration fees, cable, telex or facsimile transmission costs, delivery costs or other such expenses), or which shall otherwise prejudice any substantial existing right of Holders of Receipts, shall, however, not become effective as to outstanding Receipts until the expiration of ~~three months~~thirty days after notice of amendment to this Deposit Agreement shall have been given to the Holders of outstanding Receipts.  Every Holder of a Receipt at the time any amendment to this Deposit Agreement so becomes effective shall be deemed, by continuing to hold such Receipt, to consent and agree to such amendment and to be bound by the Deposit Agreement as amended thereby.  In no event shall any amendment impair the right of the Holder of any Receipt to surrender such Receipt and receive therefor the Deposited Securities represented thereby, except in order to comply with mandatory provisions of applicable law.

SECTION 6.2.

Termination.

The Depositary shall at any time at the direction of the Company terminate this Deposit Agreement by mailing notice of such termination to the Holders of all Receipts then outstanding at least 30 days prior to the date fixed in such notice for such termination.  The Depositary may likewise terminate this Deposit Agreement if at any time 60 days shall have expired after the Depositary shall  have delivered to the Company a written notice of its election to resign and a successor depositary shall not have been appointed and accepted its appointment as provided in Section ~~5.04.~~5.4; in such case the Depositary shall mail a notice of termination to the Holders of all American Depositary Shares then outstanding at least 30 days prior to the termination date.  On and after the date of termination, the Holder of American Depositary Shares will, upon (a) surrender of such American Depositary Shares, (b) payment of the fee of the Depositary for the surrender of American Depositary Shares referred to in Section 2.5, and (c) payment of any applicable taxes or governmental charges, be entitled to delivery, to him or upon his order, of the amount of Deposited Securities represented by those American Depositary Shares.  If any Receipts shall remain outstanding after the date of termination, the Depositary thereafter shall discontinue the registration of transfers of Receipts, shall suspend the distribution of dividends to the Holders thereof, and shall not give any further notices or perform any further acts under this Deposit Agreement, except that the Depositary shall continue to collect dividends and other distributions pertaining to Deposited Securities, shall sell rights as provided in this Deposit Agreement, and shall continue to deliver Deposited Securities, together with any dividends or other distributions received with respect thereto and the net proceeds of the sale of any rights or other property, ~~in exchange for Receipts surrendered to the Depositary~~upon surrender of American Depositary Shares (after deducting, in each case, the fee of the Depositary for the surrender of American Depositary Shares, any expense for the account of the Holder of such American Depositary Shares in accordance with the terms and conditions of this Deposit Agreement, and any applicable taxes or governmental charges).  At any time after the expiration of ~~two years~~four months from the date of termination, the Depositary may sell the Deposited Securities then held hereunder and may thereafter hold uninvested the net proceeds of any such sale, together with any other cash then held by it hereunder, unsegregated and without liability for interest, for the pro rata benefit of the Holders of Receipts which  have not theretofore been surrendered.  After making such sale, the Depositary shall be discharged from all obligations under this Deposit Agreement, except to account for such net proceeds and other cash (after deducting, in each case, the fee of the Depositary for the surrender of American Depositary Shares, any expense for the account of the Holder of such American Depositary Shares in accordance with the terms and conditions of this Deposit Agreement, and any applicable taxes or governmental charges).  Upon the termination of this Deposit Agreement, the Company shall be discharged from all obligations under this Deposit Agreement except for its obligations to the Depositary under Section ~~5.08~~5.8 and ~~5.09~~5.9 hereof.

ARTICLE 7.

MISCELLANEOUS

SECTION 7.1.

Counterparts.

This Deposit Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of such counterparts shall constitute one and the same instrument.  Copies of this Deposit Agreement shall be filed with the Depositary and the Custodian and shall be open to inspection by any Holders of a Receipt during business hours.

SECTION 7.2.

No Third Party Beneficiaries.

This Deposit Agreement is for the exclusive benefit of the parties hereto and shall not be deemed to give any legal or equitable right, remedy or claim whatsoever to any other person.

SECTION 7.3.

Severability.

In case any one or more of the provisions contained in this Deposit Agreement or in the Receipts should be or become invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein or therein shall in no wise be affected, prejudiced or disturbed thereby.

SECTION 7.4.

Holders Parties; Binding Effect.

The Holders of Receipts from time to time shall be parties to this Deposit Agreement and shall be bound by all of the terms and conditions hereof and of the Receipts by acceptance thereof.

SECTION 7.5.

Notices.

Any and all notices to be given to the Company shall be deemed to have been duly given if personally delivered to sent by mail or cable, telex or facsimile transmission confirmed by letter, addressed to Elan Corporation, plc, ~~Monksland, Athlone, County Westmeath,~~Treasury Building, Lower Grand Canal Street, Dublin 2, Republic of Ireland, or any other place to which the Company may have transferred its principal office with notice to the Depositary.

Any and all notices to be given to the Depositary shall be deemed to have been duly given if personally delivered or sent by mail or cable, telex or facsimile transmission confirmed by letter, addressed to The Bank of New York, 101 Barclay Street, New York, New York 10286, or any other place to which the Depositary may have transferred this Corporate Trust Office.

Any and all notices to be given to any Holder of a Receipt shall be deemed to have been duly given if personally delivered or sent by mail or cable, telex or facsimile transmission confirmed by letter, addressed to such Holder at the address of such Holder as its appears on the transfer books for Receipts of the Depositary, or, if such Holder shall have filed with the Depositary a written request that notices intended for such Holder be mailed to some other address, at the address designated in such request.

Delivery of a notice sent by mail or cable, telex or facsimile transmission shall be deemed to be effected at the time when a duly addressed letter containing the same (or a confirmation thereof in the case of a cable, telex or facsimile transmission) is deposited, postage prepaid, in a post-office letter box.  The Depositary or the Company may, however, act upon any cable, telex or facsimile transmission received by it from the other or from any Holder of a Receipt, notwithstanding that such cable, telex or facsimile transmission shall not subsequently be confirmed by letter as aforesaid.

SECTION 7.6.

Submission to Jurisdiction; Appointment of Agent for Service of Process; Jury Trial Waiver.

The Company hereby (i) irrevocably designates and appoints National Registered Agents, Inc., 875 Avenue of the Americas, Suite 501, New York, New York 10001, in the State of New York, as the Company's authorized agent upon which process may be served in any suit or proceeding arising out of or relating to the Stock or Deposited Securities, the American Depositary Shares, the Receipts or this Agreement, (ii) consents and submits to the jurisdiction of any state or federal court in the State of New York in which any such suit or proceeding may be instituted, and (iii) agrees that service of process upon said authorized agent shall be deemed in every respect effective service of process upon the Company in any such suit or proceeding.  The Company agrees to deliver, upon the execution and delivery of this Deposit Agreement, a written acceptance by such agent of its appointment as such agent.  The Company further agrees to take any and all action, including the filing of any and all such documents and instruments, as may be necessary to continue such designation and appointment in full force and effect for so long as any American Depositary Shares or Receipts remain outstanding or this Agreement remains in force.  In the event the Company fails to continue such designation and appointment in full force and effect, the Company hereby waives personal service of process upon it and consents that any such service of process may be made by certified or registered mail, return receipt requested, directed to the Company at its address last specified for notices hereunder, and service so made shall be deemed completed five (5) days after the same shall have been so mailed.

EACH PARTY TO THIS DEPOSIT AGREEMENT (INCLUDING, FOR AVOIDANCE OF DOUBT, EACH HOLDER) HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY SUIT, ACTION OR PROCEEDING AGAINST THE COMPANY AND/OR THE DEPOSITARY DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THE STOCK OR OTHER DEPOSITED SECURITIES, THE AMERICAN DEPOSITARY SHARES OR THE RECEIPTS, THIS DEPOSIT AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREIN OR  THEREIN, OR THE BREACH HEREOF OR THEREOF, INCLUDING WITHOUT LIMITATION ANY QUESTION REGARDING EXISTENCE, VALIDITY OR TERMINATION (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY).

~~SECTION 7.7.~~

~~SECTION 7.6.~~ Governing Law.

This Deposit Agreement and the Receipts shall be interpreted and all rights hereunder and thereunder and provisions hereof and thereof shall be governed by the laws of the State of New York.

~~SECTION 7.8.~~

~~SECTION 7.7.~~ Compliance with U.S. Securities Laws.

Notwithstanding anything in this Deposit Agreement to the contrary, the Company and the Depositary each agrees that it will not exercise any rights it has under this Deposit Agreement to prevent the withdrawal or delivery of Deposited Securities in a manner which would violate the U.S. securities laws, including, but not limited to, Section I.A.(1) of the General Instructions to the Form F-6 Registration Statement, as amended from time to time, under the Securities Act of 1933.

#

IN WITNESS WHEREOF, ELAN CORPORATION, plc and THE BANK OF NEW YORK MELLON have duly executed this agreement as of the day and year first above set forth and all Holders of Receipts shall become parties hereto upon acceptance by them of Receipts issued in accordance with the terms hereof.

ELAN CORPORATION, plc

By:___________________

THE BANK OF NEW YORK MELLON

By:____________________

#

EXHIBIT A

AMERICAN DEPOSITARY SHARES

(~~each~~Each representing one unit of Stock)

~~[FORM OF FACE OF RECEIPT]~~

THE BANK OF NEW YORK MELLON

AMERICAN DEPOSITARY RECEIPT

AMERICAN DEPOSITARY SHARES

~~representing~~

REPRESENTING

DEPOSITED ORDINARY SHARES OF

ELAN CORPORATION, plc

(Incorporated under the laws of the Republic of Ireland)

No.

THE BANK OF NEW YORK MELLON, a New York banking corporation, as Depositary (herein called the Depositary), hereby certifies that                                             ~~is the Holder of         American Depositary Shares,~~ ____________________________________, or registered assigns IS THE HOLDER OF _________________________________

AMERICAN DEPOSITARY SHARES

representing deposited Ordinary Shares~~, par value 5 euro cents each~~ (herein called Stock), of Elan Corporation, plc, incorporated under the laws of the Republic of Ireland (herein called the Company).  At the date hereof, each American Depositary Share represents one unit of Stock (or evidence of rights to receive such Stock) deposited under the Amended and Restated Deposit Agreement at the principal Dublin office of the Bank of Ireland (herein called the Custodian).  The Depositary's Corporate Trust Office is located at a different address than its principal executive office.  Its Corporate Trust Office is located at 101 Barclay Street, New York, N.Y. 10286, and its principal executive office is located at One Wall Street, New York, N.Y. 10286.

THE DEPOSITARY'S CORPORATE TRUST OFFICE ADDRESS IS

101 BARCLAY STREET, NEW YORK, N.Y.  10286

- # -

1.

THE DEPOSIT AGREEMENT.

This American Depositary Receipt is one of an issue (herein called the Receipts), all issued and to be issued upon the terms and conditions set forth in the Amended and Restated Deposit Agreement dated as of May 17, 1996, as further amended and restated as of November 12, 2003 and as further amended and restated as of _________, 2011 (herein called the Deposit Agreement), by and between the Company, the Depositary and all Holders from time to time of Receipts issued thereunder, each of whom by accepting a Receipt agrees to become a party thereto and becomes bound by all the terms and provisions thereof.  The Deposit Agreement sets forth the rights of Holders of the Receipts and the rights and duties of the Depositary in respect of the Stock deposited thereunder and any and all other securities, property and cash from  time to time received in respect of such Stock and held thereunder (such Stock, securities, property and cash are herein called Deposited Securities).  Copies of the Deposit Agreement are on file at the principal offices of the Depositary and the Custodian.  The statements made on the face and the reverse of this Receipt are summaries of certain provisions of the Deposit Agreement and are qualified by and subject to the detailed provisions of the Deposit Agreement, to which reference is hereby made.

1.

SURRENDER OF RECEIPTS.

Upon surrender at the Corporate Trust Office of the Depositary of this Receipt, and upon payment of the fee of the Depositary provided in paragraph (6) of this Receipt, and subject to the terms and conditions of the Deposit Agreement, the Holder hereof is entitled to delivery, to him or upon his order, of the Deposited Securities at the time represented by the American Depositary Shares for which this Receipt is issued.  Delivery of such Deposited Securities may be made by the delivery of certificates in the name of the Holder hereof or as ordered by him or by the delivery of certificates endorsed (or accompanied by proper instruments of transfer).  Such delivery will be made without unreasonable delay ~~and, at the option of the Holder hereof, either at the office of the Custodian or~~.

A Receipt surrendered for such purposes may be required by the Depositary to be properly endorsed in blank or accompanied by proper instruments of transfer in blank, and the Holder thereof shall execute and deliver to the Depositary a written order directing the Depositary to cause the Deposited Securities being withdrawn to be delivered to or upon the written order of the person or persons designated in such order.  Thereupon the Depositary shall direct the Custodian to deliver at the Dublin office of the Custodian, subject to Sections 2.6, 3.1 and 3.2 of the Deposit Agreement, and to the other terms and conditions of this Deposit Agreement, to or upon the written order of the person or persons designated in the order delivered to the Depositary as above provided, the amount of Deposited Securities represented by such Receipt, except that the Depositary may take delivery to such person or persons at the Corporate Trust Office of the Depositary~~, provided that the forwarding of Stock certificates or~~ of any dividends or distributions with respect to the Deposited Securities represented by such Receipt, or of any proceeds of sale of any dividends, distributions or rights, which may at the time be held by the Depositary.

At the request, risk and expense of any Holder so surrendering a Receipt, and for the account of such Holder, the Depositary shall direct the Custodian to forward a certificate or certificates and other proper documents of title for the Deposited Securities ~~for such delivery~~represented by such Receipt to the Depositary for deliver at the Corporate Trust Office of the Depositary ~~in The City of New York~~.  Such direction shall be given by letter or, at the request, risk and expense of ~~the Holder hereof~~such Holder, by cable, telex or facsimile transmission.

2.

TRANSFERS, SPLIT-UPS, AND WITHDRAWAL OF RECEIPTS.

This Receipt is transferable on the books of the Depositary by the Holder hereof in person or by duly authorized attorney, upon surrender of this Receipt properly endorsed or accompanied by proper instruments of transfer and duly stamped as may be required by law; provided, however, that the Depositary may close the transfer books, at any time or from time to time, when deemed expedient by it in connection with the performance of its duties under the  Deposit Agreement.  This Receipt may be split into other Receipts or may be combined with other Receipts into one Receipt, representing the same aggregate number of American Depositary Shares as the Receipt or Receipts surrendered.  As a condition precedent to the execution and delivery, registration of transfer, split-up, combination or surrender of any Receipt or withdrawal of any Deposited Securities, the Depositary or the Custodian may require payment of a sum sufficient to reimburse it for any tax or other governmental charge and any stock transfer or registration fee with respect thereto and payment of any applicable fees as provided in paragraph (6) of this Receipt, may require the production of proof satisfactory to it as to the identity and genuineness of any signature and may also require compliance with such regulations, if any, as the Depositary may establish consistent with the provisions of the Deposit Agreement.

The Depositary may refuse to execute and deliver Receipts, register the transfer of any Receipt, make any distribution of, or related to, Deposited Securities until it has received such proof of citizenship, residence, exchange control approval or other information as it may deem necessary or proper.  The delivery of Receipts against deposits of Stock generally may be suspended, or the delivery of Receipts against the deposit of particular Stock may be withheld, or the registration of transfer of Receipts in particular instances may be refused, or the registration of transfers or surrenders of outstanding Receipts generally may be suspended, during any period when the transfer books of the Depositary or the Company are closed, if any such action is deemed necessary or advisable by the Depositary or the Company at any time or from time to time.  The surrender of outstanding Receipts and withdrawal of Deposited Securities may not be suspended subject only to  (i) temporary delays caused by closing the transfer books of the Depositary or the Company or the deposit of ~~Shares~~Stock in connection with voting at a shareholders' meeting, or the payment of dividends,  (ii) the payment of fees, taxes and similar charges and (iii) compliance with any U.S. or foreign laws or governmental regulations relating to the Receipts or to the withdrawal of the Deposited Securities.  Without limitation of the foregoing, the Depositary will not knowingly accept for deposit under the Deposit Agreement any Stock required to be registered under the provisions of the Securities Act of 1933, unless a registration statement is in effect as to such Stock.

3.

LIABILITY OF HOLDER FOR TAXES.

If any tax or other governmental charge shall become payable with respect to any Deposited Securities represented hereby, such tax or other governmental charge shall be payable by the Holder hereof to the Depositary.  The Depositary may refuse to effect any registration of transfer of this Receipt or any withdrawal of Deposited Securities represented hereby until such payment is made, and may withhold any dividends or other distributions, or may sell for the account of the Holder hereof any part of all of the Deposited Securities represented hereby, and may apply such dividends or other distributions or the proceeds of any such sale in payment of such tax or other governmental charge, the Holder hereof remaining liable for any deficiency.

4.

WARRANTIES ON DEPOSIT OF STOCK.

Every person depositing Stock under the Deposit Agreement shall be deemed thereby to represent and warrant that such Stock and each certificate therefor are valid and that the person making such deposit is duly authorized so to do.  Every such person shall also be deemed to represent that the deposit of such Stock and the sale of American Depositary Shares representing such Stock by that person are not restricted under the Securities Act of 1933. Such representations and warranties shall survive the deposit of Stock and issuance of Receipts.

~~The Depositary will charge the party to whom Receipts are delivered against deposits, and the party surrendering Receipts for delivery of Deposited Securities, $5.00 for each~~

5.

CHARGES OF DEPOSITARY.

The Company agrees to pay the fees and out-of-pocket expenses of the Depositary and those of any Registrar only in accordance with agreements in writing entered into between the Depositary and the Company from time to time.  The charges and expenses of the Custodian are for the sole account of the Depositary.

The following charges shall be incurred by any party depositing or withdrawing Stocks or by any party surrendering American Depositary Shares or to whom American Depositary Shares are issued (including, without limitation, issuance pursuant to a stock dividend or stock split declared by the Company or an exchange of stock regarding the American Depositary Shares or Deposited Securities or a delivery of American Depositary Shares pursuant to Section 4.3 of the Deposit Agreement), or by Holders, as applicable:  (1) taxes and other governmental charges, (2) such registration fees as may from time to time be in effect for the registration of transfers of Stock generally on the stock register of the Company or Foreign Registrar and applicable to transfers of Stock to or from the name of the Depositary or its nominee or the Custodian or its nominee on the making of deposits or withdrawals hereunder, (3) such cable, telex and facsimile transmission expenses as are expressly provided in this Deposit Agreement, (4) such expenses as are incurred by the Depositary in the conversion of foreign currency pursuant to Section 4.5 of the Deposit Agreement, (5) a fee of $5.00 or less per 100 American Depositary Shares (or portion thereof) ~~represented by the Receipts issued or surrendered.  The Company will pay other charges of the Depositary, with the exception of (i) taxes and other governmental charges, (ii) stock transfer registration fees on deposits of Stock, (iii) such cable, telex and facsimile transmission and delivery charges as are expressly provided in the Deposit Agreement to be at the expense of persons depositing Stock or Holders of Receipts, and (iv) such expenses as are incurred by the Depositary in the conversion of foreign currency into dollars.~~for the delivery of American Depositary Shares pursuant to Section 2.3, 4.3 or 4.4 of the Deposit Agreement and the surrender of American Depositary Shares pursuant to Section 2.5 or 6.2 of the Deposit Agreement, (6) a fee of $.02 or less per American Depositary Share (or portion thereof) for any cash distribution made pursuant to this Deposit Agreement, including, but not limited to Sections 4.1 through 4.4 thereof, (7) a fee for the distribution of securities pursuant to Section 4.2 of the Deposit Agreement, such fee being in an amount equal to the fee for the execution and delivery of American Depositary Shares referred to above which would have been charged as a result of the deposit of such securities (for purposes of this clause 7 treating all such securities as if they were Stocks) but which securities are instead distributed by the Depositary to Holders, (8) in addition to any fee charged under clause 6, subject to the Company’s prior written consent, a fee of $.02 or less per American Depositary Share (or portion thereof) per annum for depositary services, which will be payable as provided in clause 9 below, and (9) subject to the Company’s prior written consent, any other charges payable by the Depositary, any of the Depositary's agents, including the Custodian, or the agents of the Depositary's agents in connection with the servicing of Stocks or other Deposited Securities (which charge shall be assessed against Holders as of the date or dates set by the Depositary in accordance with Section 4.6 of the Deposit Agreement and shall be payable by billing such Holders for such charge or by deducting such charge from one or more cash dividends or other cash distributions).

The Depositary, subject to Section 2.9 of the Deposit Agreement, may own and deal in any class of securities of the Company and its affiliates and in American Depositary Shares.

6.

TITLE TO RECEIPTS.

It is a condition of this Receipt, and every successive Holder hereof by accepting or holding the same consents and agrees, that title to this Receipt (and to the  American Depositary Shares evidenced hereby), when properly endorsed or accompanied by proper instruments of transfer, is transferable by delivery with the same effect as in the case of a negotiable instrument; provided, however, that the Depositary, notwithstanding any notice to the contrary, may treat the person in whose name this Receipt is registered on the books of the Depositary as the absolute owner hereof for the purpose of determining the person entitled to distribution of dividends or other distributions or to any notice provided for in the Deposit Agreement, and for all other purposes.

7.

PRE-RELEASE OF RECEIPTS.

Notwithstanding Section 2.3 of the Deposit Agreement, the Depositary may execute and deliver Receipts prior to the receipt of ~~Shares~~Stock pursuant to Section 2.2 of the Deposit Agreement ("Pre-Release").  The Depositary may, pursuant to Section 2.5 of the Deposit Agreement, deliver ~~Shares~~Stock upon the receipt and cancellation of Receipts which have been Pre-Released, whether or not such cancellation is prior to the termination of such Pre-Release or the Depositary knows that such Receipt has been Pre-Released.  The Depositary may receive Receipts in lieu of ~~Shares~~Stock in satisfaction of a Pre-Release.  Each Pre-Release will be (a) preceded or accompanied by a written representation from the person to whom Receipts are to be delivered that such person, or its customer, owns the ~~Shares~~Stock or Receipts to be remitted, as the case may be, (b) at all times fully collateralized with cash or such other collateral as the Depositary deems appropriate, (c) terminable by the Depositary on not more than five (5) business days notice, and (d) subject to such further indemnities and credit regulations as the Depositary deems appropriate.  The number of American Depositary Shares which are outstanding at any time as a result of Pre-Releases will not normally exceed ~~thirty~~one percent (~~30~~1%) of the ~~Shares~~Stock deposited under the Deposit Agreement; provided, however, that the Depositary reserves the right to change or disregard such limit from time to time as it deems appropriate.

The Depositary may retain for its own account any compensation received by it in connection with the foregoing.

8.

VALIDITY OF RECEIPT.

This Receipt shall not be entitled to any benefits under the Deposit Agreement or be valid or obligatory for any purpose, unless this Receipt shall have been executed by the Depositary by the manual signature of a duly authorized officer or, if a Registrar for the Receipts shall have been appointed, by the manual signature of a duly authorized officer of such Registrar.

9.

REPORTING REQUIREMENTS.

The Company is subject to the periodic reporting requirements of the Securities Exchange Act of 1934 and, accordingly files certain reports ~~and information~~ with the Securities and Exchange Commission (“the Commission”).  Such reports ~~and other information may be inspected and copied at the~~will be available for inspection and copying through the Commission’s EDGAR system or at public reference facilities maintained by the ~~Securities and Exchange~~ Commission in Washington, D.C. ~~and certain other regional offices of the Commission.~~

~~Dated:~~

~~THE BANK OF NEW YORK~~

~~as Depositary~~

~~By______________________________~~

~~Authorized Officer~~

~~The address of the Corporate Trust Office of the Depositary is 101 Barclay Street, New York, New York 10286 and its principal executive office is located at One Wall Street, New York, New York 10286.~~

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~~[FORM OF REVERSE OF RECEIPT]~~

10.

DIVIDENDS AND DISTRIBUTIONS AND RIGHTS.

~~SUMMARY OF CERTAIN ADDITIONAL PROVISIONS~~

~~OF THE DEPOSIT AGREEMENT~~

~~Dividends and Distributions.~~

Whenever the Depositary shall receive any cash dividend or other cash distribution on the  Deposited Securities, the Depositary will, if at the time of receipt thereof any amounts received in a foreign currency can in the judgment of the Depositary be converted on a reasonable basis into United States dollars transferable to the United States and, subject to the provisions of the Deposit Agreement, convert such dividend or distribution into United States dollars and will distribute the amount thus received (net of fees and expenses of the Depositary as provided in Section 5.9 of the Deposit Agreement) to the Holders of Receipts entitled thereto, in proportion to the number of American Depositary Shares representing such Deposited Securities held by them respectively; provided, however, that the amount distributed will be reduced by any amounts required to be withheld by the Company, its agent or the Depositary on account of taxes~~.  If in the judgement of the Depositary amounts received in foreign currency may not be converted on a reasonable basis into United States dollars transferable to the United States, or may not be so convertible for all of the Holders of Receipts entitled thereto, the Depositary may in its discretion make such conversion, if any, and distribution in United States dollars to the extent permissible to the Holders of Receipts entitled thereto and may distribute the balance of the foreign currency received and not so convertible by the Depositary to, or hold such balance for the account of, the Holders of Receipts~~, the amount distributed to the Owner of the American Depositary Shares representing such Deposited Securities shall be reduced accordingly.  The Depositary shall distribute only such amount, however, as can be distributed without attributing to any Holder a fraction of one cent.  Any such fractional amounts shall be rounded to the nearest whole cent and so distributed to Holders entitled thereto.  If in the opinion of the Depositary any distribution other than cash or Stock upon any Deposited Securities cannot be made proportionately among the Holders of Receipts  entitled thereto, or if for any other reason the Depositary deems such distribution not to be feasible, the Depositary may adopt such method as it may deem equitable for the purpose of effecting such distribution, including the sale (at public or private sale) of the securities or property thus received, or any part thereof, and the net proceeds of any such sale (net of the fees and expenses of the Depositary provided in Section 5.9 in the Deposit Agreement) will be distributed by the Depositary to the Holders of Receipts entitled thereto as in the case of a distribution received in cash.

 If any distribution upon any Deposited Securities consists of a dividend in, or free distribution of, Stock, the Depositary may with the Company's approval, and shall if the Company shall so request, distribute to the Holders of outstanding Receipts entitled thereto, after deduction of any fees and expenses of the Depositary or any taxes or other governmental charges, in proportion to the number of American Depositary Shares representing such Deposited Securities held by them respectively, additional Receipts for an aggregate number of American Depositary Shares representing the amount of Stock received as such dividend or free distribution.  In lieu of delivering Receipts for fractional American Depositary Shares in any such case, the Depositary may sell the amount of Stock represented by the aggregate of such fractions and distribute the net proceeds, converted into United States dollars if not in such dollars, to the Holders of Receipts entitled thereto.  If additional Receipts are not so distributed, each American Depositary Share shall thenceforth also represent the additional Stock distributed upon the Deposited Securities represented thereby.

 In the event that the Company shall offer or cause to be offered to the holders of any Deposited Securities any rights to subscribe for additional Stock or any rights of any nature, the Depositary shall have discretion as to whether such rights are to be made available to the holders of Receipts; provided, however, that the Depositary will, if requested by the Company, either (a) make such rights available to Holders of Receipts by means of warrants or otherwise, if lawful and feasible, or (b) if making such rights available is not lawful or not feasible, or if the rights represented by such warrants or other instruments are not exercised and appear to be about to lapse, sell such rights or warrants or other instruments at public or private sale, at such place or places and upon such terms as the  Depositary may deem proper, and allocate the proceeds of such sales for account of the Holders of Receipts otherwise entitled thereto upon an averaged or other practicable basis without regard to any distinctions among such Holders because of exchange restrictions, or the date of delivery of any Receipt or Receipts, or otherwise.

11.

RECORD DATES.

~~Record Dates.~~

Whenever any cash dividend or other cash distribution shall become payable or any distribution other than cash shall be made, or whenever rights shall be issued, with respect to the Deposited Securities, or whenever the Depositary shall receive notice of any meeting of holders of Stock or other Deposited Securities, the Depositary will fix a record date for the determination of the Holders of Receipts who shall be entitled to receive such dividend, distribution or rights, or the net proceeds of the sale thereof, or to give instructions for the exercise of voting rights at any such meeting, subject to the provisions of the Deposit Agreement.

12.

VOTING OF DEPOSITED SECURITIES.

~~Voting of Deposited Securities.~~

Upon receipt of notice of any meeting of holders of Deposited Securities, the Depositary will mail to the Holders of Receipts a notice which will contain (a) ~~such information as is contained in such notice of meeting~~details of where the notice of the meeting of holders of Stock and all other relevant documentation is available, and (b) a statement that the Holders of Receipts at the close of business on a specified record date will be entitled to instruct the Depositary as to the exercise of voting rights, if any, pertaining to the amount of Deposited Securities represented by their respective American Depositary Shares, and a brief statement as to the manner in which such instructions may be given.  Upon the written request of a Holder of a Receipt or Receipts on such record date, received on or before the date established by the Depositary for such purpose, the Depositary will endeavor insofar as practicable to vote or cause to be voted the amount of Deposited Securities represented by such Receipt or Receipts in accordance with such instructions.  The Depositary agrees not to vote the units of Stock or other Deposited Securities represented by a Receipt unless it receives instructions from the Holder of such Receipts.

13.

CHANGES AFFECTING DEPOSITED SECURITIES.

~~Changes Affecting Deposited Securities.~~

Upon any change in par value, split-up, consolidation or any other reclassification of Deposited Securities, or upon any recapitalization, reorganization, merger or consolidation or sale of assets affecting the Company or to which it is a party, any securities which shall be received by the Depositary in exchange for or in conversion of or in respect of Deposited Securities shall be treated as new Deposited Securities under the Deposit Agreement, and the American Depositary Shares shall thenceforth represent the new Deposited Securities so received in exchange or conversion, unless additional Receipts are delivered pursuant to the following sentence.  In any such case the Depositary may with the Company's approval, and shall if the Company shall so request, execute and deliver additional Receipts as in the case of a stock dividend, or call for the surrender of outstanding Receipts to be exchanged for new Receipts.

14.

REPORTS; INSPECTION OF TRANSFER BOOKS.

~~Reports; Inspection of Transfer Books.~~

The Depositary will make available for inspection by Holders of Receipts at its Corporate Trust Office, any reports and communications received from the Company which are both (a) received by the Depositary as the holder of the Deposited Securities, and (b) made generally available to the holders of such Deposited Securities by the Company.  If requested in writing by the Company, the Depositary will also send to Holders of Receipts copies of such reports when furnished by the Company as provided in the Deposit Agreement.  The Depositary will keep books for the registration of Receipts and their transfer which at all reasonable times will be open for inspection by the Holders of Receipts, provided that such inspection shall not be for the purpose of communicating with Holders of Receipts in the interest of a business or object other than the business of the Company or a matter related to the Deposit Agreement or the Receipts.

15.

WITHHOLDING.

~~Withholding.~~

Notwithstanding any other provision of the Deposit Agreement, in the event that the Depositary determines that any distribution in property (including Stock or rights to subscribe therefor) is subject to any tax which the Depositary is obligated to withhold, the Depositary may dispose of all or a portion of such property (including Stock and rights to subscribe therefor) in such amounts and in such manner as the  Depositary deems necessary and practicable to pay such taxes, by public or private sale, and the Depositary shall distribute the net proceeds of any such sale after deduction of such taxes to the Holders of Receipts entitled thereto.

16.

LIABILITY OF THE COMPANY AND THE DEPOSITARY.

~~Liability of the Company and Depositary.~~  Neither the Depositary nor the Company nor any of their respective directors, employees, agents or affiliates shall incur any liability to any Holder (i) of this Receipt, if by reason of any provision of any present or future law or regulation of any country, or of any governmental or regulatory authority or stock exchange, or by reason of any provision, present or future, of the Memorandum and Articles of Association of the Company, or by reason of any act of God or war or terrorism or other circumstance beyond its control, the Depositary or the Company shall be prevented, delayed or forbidden from, or be subject to any civil or criminal penalty on account of, doing or performing any act or thing which by the terms of the Deposit Agreement or the Deposited Securities it is provided shall ~~be done or performed~~ be done or performed; (ii) nor shall the Depositary or the Company incur any liability to any Holder of a Receipt by reason of any non-performance or delay, caused as aforesaid, in performance of any act or thing which by the terms of this Deposit Agreement it is provided shall or may be done or performed, (iii) or by reason of any exercise of, or failure to exercise, any discretion provided for in this Deposit Agreement,  (iv) for the inability of any Holder to benefit from any distribution, offering, right or other benefit which is made available to holders of Deposited Securities but is not, under the terms of this Deposit Agreement, made available to Holders, or (v) for any special, consequential or punitive damages for any breach of the terms of the Deposit Agreement.  Where, by the terms of a distribution pursuant to Section 4.1, 4.2 or 4.3  of the Deposit Agreement, or an offering or distribution pursuant to Section 4.4 of the Deposit Agreement, or for any other reason, such distribution or offering may not be made available to Holders, and the Depositary may not dispose of such distribution or offering on behalf of such Holders and make the net proceeds available to such Holders, then the Depositary shall not make such distribution or offering, and shall allow any rights, if applicable, to lapse.  Neither the Company nor the Depositary assumes any obligation or shall be subject to any liability under the Deposit Agreement to Holders of Receipts, except that they agree to ~~use their best judgment and good faith in the performance of such duties as are~~perform their obligations specifically set forth in the Deposit Agreement without negligence of bad faith.  Neither the Depositary nor the Company shall be under any obligation to appear in, prosecute or defend any action, suit or other proceeding in respect of any Deposited Securities or in respect of the Receipts, which in its opinion may involve it in expense and liability, unless indemnity satisfactory to it against all expense and liability be furnished as often as may be required, and the Custodian shall not be under any obligation whatsoever with respect to such proceedings, the responsibility of the Custodian being solely to the Depositary.  Neither the Depositary nor the Company shall be liable for any action or non-action by it in reliance upon the advice of or information from legal counsel, accountants, any person presenting Stock for deposit, any Holder of a Receipt, or any other person believed by it in good faith to be competent to give such advice or information.  The Depositary shall not be liable for any acts or omissions made by a successor depositary whether in connection with a previous act or omission of the Depositary or in connection with any matter arising wholly after the removal or resignation of the Depositary, provided that in connection with the issue out of which such potential liability arises the Depositary performed its obligations without negligence or bad faith while it acted as Depositary.  The Depositary shall not be liable for the acts or omissions of any securities depository, clearing agency or settlement system in connection with or arising out of book-entry settlement of Deposited Securities or otherwise.  The Depositary will not be responsible for any failure to carry out any instructions to vote any of the Deposited Securities, or for the manner in which any such vote is cast or effect of any such vote, provided that any such action or non-action is in good faith.  The Depositary may own and deal in any class of securities of the Company and its affiliates and in Receipts.  The Company agrees to indemnify the Depositary, its directors, employees, agents and affiliates and the Custodian against, and hold each of them harmless from, any liability ~~which may arise out of acts performed~~ or expense (including , but not limited to any fees and expenses incurred in seeking, enforcing or collecting such indemnity and the fees and expenses of counsel)  which may arise out of or in connection with (a) and registration with the Commission of the American Depositary Shares or Deposited Securities or the offer or sale thereof in the United States or (b) any acts performed or omitted, in accordance with the provisions of the Deposit Agreement and of the Receipts, as the same may be amended, modified or supplemented from time to time, (i) by either the Depositary or the Custodian or their respective directors, employees, agents and affiliates, except for any liability arising out of the negligence or bad faith of either of them, or (ii) by the Company or any of its ~~agents~~directors, employees, agents and affiliates for any liability or expense which may arise out of or in connection with the registration of the Stock represented by the American Depositary Shares with the Commission or the offer or sale to the public of the Receipts evidencing the American Depositary Shares except to the extent that such liability or expense arises out of information relating to the Depositary or Custodian, as the case may be, furnished in writing to the Company by the Depositary or Custodian, as the case may be, expressly for use in any registration statement, proxy statement, prospectus or preliminary prospectus relating to the Stock represented by the American Depositary Shares.

The Depositary agrees to indemnify the Company, and its directors, employees, agents and affiliates and hold them harmless from any liability or expense which may arise out of acts performed or omitted by the Depositary or its Custodian or their respective directors, employees, agents and affiliates due to their negligence or bad faith.

17.

RESIGNATION AND REMOVAL OF DEPOSITARY; SUBSTITUTION OF CUSTODIAN.

~~Resignation and Removal of Depositary; Substitution of Custodian.~~  The Depositary may at any time resign as Depositary under the Deposit Agreement by written notice of its election so to do delivered to the Company, such resignation to take effect upon the appointment of a successor depositary and its acceptance of such appointment as provided in the Deposit Agreement.  The Depositary may at any time be removed by the Company, effective upon the appointment of a successor depositary and its acceptance of such appointment as provided in the Deposit Agreement.  The Depositary may at any time appoint a substitute custodian and the term "Custodian" shall refer to such substitute.

18.

AMENDMENT OF DEPOSIT AGREEMENT AND RECEIPTS.

~~Amendment of Deposit Agreement and Receipts.~~  The Receipts and the Deposit Agreement may at any time and from time to time be amended by agreement between the Company and the Depositary without the consent of Holders.  Any amendment which shall impose or increase any fees or charges (other than taxes and other governmental charges, registration fees, cable, telex or facsimile transmission costs, delivery costs or other such expenses), or which shall otherwise prejudice any substantial existing right of Holders of Receipts, shall, however, not become effective as to outstanding Receipts until the expiration of ~~three months~~thirty days after notice of such amendment shall have been given to the Holders of outstanding Receipts.  Every Holder of a Receipt at the time any amendment so becomes effective shall be deemed, by continuing to hold such Receipt, to consent and agree to such amendment and to be bound by the Deposit Agreement as amended thereby.  In no event shall any amendment impair the right of the Holder hereof to surrender this Receipt and receive therefor the Deposited Securities represented hereby, except in order to comply with mandatory provisions of applicable law.

19.

TERMINATION OF DEPOSIT AGREEMENT.

~~Termination of Deposit Agreement.~~  The Depositary will at any time at the direction of the Company terminate the Deposit Agreement by mailing notice of such termination to the Holders of all Receipts then outstanding at least 30 days prior to the date fixed in such notice for such termination.  The Depositary may likewise terminate the Deposit Agreement at any time 60 days after the Depositary shall have resigned, if a successor depositary shall not have been appointed and accepted its appointment; in such case the Depositary shall mail a notice of termination to the Holders of all American Depositary Shares then outstanding at least 30 days prior to the termination date.  On and after the date of termination, the Holder of American Depositary Shares will, upon (a) surrender of such American Depositary Shares, (b) payment of the fee of the Depositary for the surrender of American Depositary Shares referred to in Section 2.5 of the Deposit Agreement, and (c) payment of any applicable taxes or governmental charges, be entitled to delivery, to him or upon his order, of the amount of Deposited Securities represented by those American Depositary Shares.  If any Receipts shall remain outstanding after the date of termination, the Depositary thereafter will discontinue the registration of transfers of Receipts, will suspend the distribution of dividends to the holders thereof, and will not give any further notices or perform any further acts under the Deposit Agreement, except the collection of dividends and other distributions pertaining to Deposited Securities, the sale of rights and the delivery of Deposited Securities, together with any dividends or other distributions received with respect thereto and the net proceeds of the sale of any rights or other property~~, in exchange for Receipts surrendered to the Depositary~~ upon surrender of American Depositary Shares (after deducting, in each case, the fee of the Depositary for the surrender of American Depositary Shares, any expense for the account of the Holder of such American Depositary Shares in accordance with the terms and conditions of this Deposit Agreement, and any applicable taxes or governmental charges).  At any time after the expiration of ~~two years~~four months from the date of termination, the Depositary may sell the Deposited Securities then held under the Deposit Agreement and may thereafter hold uninvested the net proceeds of any such sale, together with any other cash then held by it under the Deposit Agreement, unsegregated and without liability for interest, for the pro rata benefit of the holders of Receipts not theretofore surrendered.  Thereafter the Depositary shall be discharged from all obligations under the Deposit Agreement, except to account for such net proceeds and other cash~~.~~ (after deducting, in each case, the fee of the Depositary for the surrender of American Depositary Shares, any expense for the account of the Holder of such American Depositary Shares in accordance with the terms and conditions of this Deposit Agreement, and any applicable taxes or governmental charges). Upon the termination of this Deposit Agreement, the Company shall be discharged from all obligations under the Deposit Agreement except for its obligations to the Depositary under Section 5.8 and 5.9 thereof.

20.

COMPLIANCE WITH U.S. SECURITIES LAWS.

~~Compliance with U.S. Securities Laws.~~  Notwithstanding anything in the Deposit Agreement or this Receipt to the contrary, the Company and the Depositary each agrees that it will not exercise any rights it has under the Deposit Agreement to prevent the withdrawal or delivery of Deposited Securities in a manner which would violate the U.S. securities laws, including, but not limited to, Section I.A.(1) of the General Instructions to the Form F-6 Registration Statement, as amended from time to time, under the Securities Act of 1933.

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~~EXHIBIT B~~

~~CHARGES OF THE DEPOSITARY~~

    ~~Service~~

~~Rate~~

~~By Whom Paid~~

~~(1)  Receipt of deposits~~

~~$5 per 100 American~~

~~Party to whom~~

~~and issuance of Receipts~~

~~Depositary Shares or~~

~~Receipts are issued~~

~~fraction thereof~~

~~(2)  Delivery of deposits~~

~~$5 per 100 American~~

~~Party surrendering~~

~~surrender of Receipts-~~

~~Depositary Shares or~~

~~Receipts~~

~~fraction thereof~~

~~The Company will pay all charges of the Depositary in connection with the initial issuance of Receipts in connection with a public offering.  Other charges of the Depositary plus out-of-pocket expenses such as printing, translation, stationery, postage, insurance, cables, etc., are to be paid by the Company in accordance with agreements in writing entered into between the Depositary and the Company from time to time.~~

22.

UNCERTIFICATED AMERICAN DEPOSITARY SHARES; DTC DIRECT REGISTRATIAON SYSTEM.

Notwithstanding anything to the contrary in the Deposit Agreement:

(a)

American Depositary Shares may be certificated securities evidenced by Receipts or uncertificated securities.  The form of Receipt annexed as Exhibit A to the Deposit Agreement summarizes the terms and conditions of, and will be the prospectus required under the Securities Act of 1933 for, both certificated and uncertificated American Depositary Shares.  Except for those provisions of the Deposit Agreement that by their nature do not apply to uncertificated American Depositary Shares, all the provisions of the Deposit Agreement shall apply, mutatis mutandis, to both certificated and uncertificated American Depositary Shares.

(b)

(i)

The term “deliver”, or its noun form, when used with respect to Receipts, shall mean (A) book-entry transfer of American Depositary Shares to an account at The Depository Trust Company, or its successor (“DTC”), designated by the person entitled to such delivery, evidencing American Depositary Shares registered in the name requested by that person,  (B) registration of American Depositary Shares not evidenced by a Receipt on the books of the Depositary in the name requested by the person entitled to such delivery and  mailing to that person of a statement confirming that registration or (C) if requested by the person entitled to such delivery, delivery at the Corporate Trust Office of the Depositary to the person entitled to such delivery of one or more Receipts.

(ii)

The term “surrender”, when used with respect to Receipts, shall mean (A) one or more book-entry transfers of American Depositary Shares to the DTC account of the Depositary, (B) delivery to the Depositary at its Corporate Trust Office of an instruction to surrender American Depositary Shares not evidenced by a Receipt or (C) surrender to the Depositary at its Corporate Trust Office of one or more Receipts evidencing American Depositary Shares.

(c)

American Depositary Shares not evidenced by Receipts shall be transferable as uncertificated registered securities under the laws of New York.

(d)

The Depositary shall have a duty to register a transfer, in the case of uncertificated American Depositary Shares, upon receipt from the Holder of a proper instruction (including, for the avoidance of doubt, instructions through DRS and Profile as provided in subsection (f) below).  The Depositary, upon surrender of a Receipt for the purpose of exchanging it for uncertificated American Depositary Shares, shall cancel that Receipt and send the Holder a statement confirming that the Holder is the owner of the same number of uncertificated American Depositary Shares that the surrendered Receipt evidenced. The Depositary, upon receipt of a proper instruction (including, for the avoidance of doubt, instructions through DRS and Profile as provided in subsection (f) below) from the Holder of uncertificated American Depositary Shares for the purpose of exchanging them for certificated American Depositary Shares, shall execute and deliver to the Holder a Receipt evidencing the same number of certificated American Depositary Shares.

(e)

Upon satisfaction of the conditions for replacement of a Receipt that is mutilated, lost, destroyed or stolen, the Depositary shall deliver to the Holder the American Depositary Shares evidenced by that Receipt in uncertificated form unless otherwise requested by the Holder.

(f)

(i)  The parties acknowledge that the Direct Registration System (“DRS”) and Profile Modification System (“Profile”) shall apply to uncertificated American Depositary Shares upon acceptance thereof to DRS by DTC.  DRS is the system administered by DTC pursuant to which the Depositary may register the ownership of uncertificated American Depositary Shares, which ownership shall be evidenced by periodic statements issued by the Depositary to the Holders entitled thereto.  Profile is a required feature of DRS which allows a DTC participant, claiming to act on behalf of an Holder of American Depositary Shares, to direct the Depositary to register a transfer of those American Depositary Shares to DTC or its nominee and to deliver those American Depositary Shares to the DTC account of that DTC participant without receipt by the Depositary of prior authorization from the Owner to register such transfer.

(ii)  In connection with and in accordance with the arrangements and procedures relating to DRS/Profile, the parties understand that the Depositary will not verify, determine or otherwise ascertain that the DTC participant which is claiming to be acting on behalf of an Holder in requesting a registration of transfer and delivery as described in subsection (i) above has the actual authority to act on behalf of the Owner (notwithstanding any requirements under the Uniform Commercial Code).  For the avoidance of doubt, the provisions of Sections 5.3 and 5.8 of the Deposit Agreement shall apply to the matters arising from the use of the DRS.  The parties agree that the Depositary’s reliance on and compliance with instructions received by the Depositary through the DRS/Profile System and in accordance with the Deposit Agreement shall not constitute negligence or bad faith on the part of the Depositary.

23.

CONVERSION OF FOREIGN CURRENCY.

Whenever the Depositary shall receive foreign currency, by way of dividends or other distributions or the net proceeds from the sale of securities, property or rights, and if at the time of the receipt thereof the foreign currency so received can in the judgment of the Depositary be converted on a reasonable basis into dollars and the resulting dollars transferred to the United States, the Depositary shall convert or cause to be converted, by sale or in any other manner that it may determine, such foreign currency into dollars, and such dollars shall be distributed to the Holders of Receipts entitled thereto or, if the Depositary shall have distributed any warrants or other instruments which entitle the holders thereof to such dollars, then to the holders of such warrants and/or instruments upon surrender thereof for cancellation.  Such distribution may be made upon an averaged or other practicable basis without regard to any distinctions among Holders on account of exchange restrictions or otherwise.

If such conversion or distribution can be effected only with the approval or license of any government or agency thereof, the Depositary shall file such application for approval or license, if any, as it may deem desirable.

If at any time the Depositary shall determine that in its judgment any foreign currency received by the Depositary is not convertible on a reasonable basis into dollars transferable to the United States, or if any approval or license of any government authority or agency thereof which is required for such conversion is denied or in the opinion of the Depositary is not obtainable, or if any such approval or license is not obtained within a reasonable period as determined by the Depositary, the Depositary may distribute the foreign currency (or an appropriate document evidencing the right to receive such foreign currency) received by the Depositary to, or in its discretion may hold such foreign currency uninvested and without liability for interest thereon for the respective accounts of, the Holders of Receipts entitled to receive the same.

If any such conversion of foreign currency, in whole or in part, cannot be effected for distribution to some Holders of Receipts entitled thereto, the Depositary may in its discretion make such conversion and distribution in dollars to the extent permissible to the Holders of Receipts entitled thereto and may distribute the balance of the foreign currency received by the Depositary to, or hold such balance uninvested and without liability for interest thereon for the account of, the Holders of Receipts entitled thereto.

24.

SUBMISSION TO JURISDICTION; APPOINTMENT OF AGENT FOR SERVICE OF PREOCESS; JURY TRIAL WAIVER.

The Company hereby (i) irrevocably designates and appoints National Registered Agents, Inc., 875 Avenue of the Americas, Suite 501, New York, New York 10001, in the State of New York, as the Company's authorized agent upon which process may be served in any suit or proceeding arising out of or relating to the Stock or Deposited Securities, the American Depositary Shares, the Receipts or this Agreement, (ii) consents and submits to the jurisdiction of any state or federal court in the State of New York in which any such suit or proceeding may be instituted, and (iii) agrees that service of process upon said authorized agent shall be deemed in every respect effective service of process upon the Company in any such suit or proceeding.  The Company agrees to deliver, upon the execution and delivery of this Deposit Agreement, a written acceptance by such agent of its appointment as such agent.  The Company further agrees to take any and all action, including the filing of any and all such documents and instruments, as may be necessary to continue such designation and appointment in full force and effect for so long as any American Depositary Shares or Receipts remain outstanding or this Agreement remains in force.  In the event the Company fails to continue such designation and appointment in full force and effect, the Company hereby waives personal service of process upon it and consents that any such service of process may be made by certified or registered mail, return receipt requested, directed to the Company at its address last specified for notices hereunder, and service so made shall be deemed completed five (5) days after the same shall have been so mailed.

EACH PARTY TO THIS DEPOSIT AGREEMENT (INCLUDING, FOR AVOIDANCE OF DOUBT, EACH HOLDER) HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY SUIT, ACTION OR PROCEEDING AGAINST THE COMPANY AND/OR THE DEPOSITARY DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THE STOCK OR OTHER DEPOSITED SECURITIES, THE AMERICAN DEPOSITARY SHARES OR THE RECEIPTS, THIS DEPOSIT AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREIN OR  THEREIN, OR THE BREACH HEREOF OR THEREOF, INCLUDING WITHOUT LIMITATION ANY QUESTION REGARDING EXISTENCE, VALIDITY OR TERMINATION (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY).

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